                                                                    Exhibit 4.14

================================================================================


                                   INDENTURE

                           Dated as of July 31, 2000



                                    between

                                   AFE TRUST
                                    Issuer

                          STATE STREET BANK AND TRUST
                 COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION
                             as Indenture Trustee

                                      and

                            UNITED AIR LINES, INC.
                               as Swap Provider
                     (solely for purposes of Section 2.14)

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                       Page
RECITALS.............................................................................................   1

GRANTING CLAUSE......................................................................................   1

HABENDUM CLAUSE......................................................................................   2

ARTICLE 1      DEFINITIONS...........................................................................   4
     Section 1.01  Definitions.......................................................................   4

ARTICLE 2      THE AFE TRUST NOTES; OTHER OBLIGATIONS................................................  17
     Section 2.01  AFE Trust Notes; Title and Terms..................................................  17
     Section 2.02  Execution and Authentication......................................................  18
     Section 2.03  Registrar and Paying Agent........................................................  18
     Section 2.04  Transfer and Exchange.............................................................  19
     Section 2.05  Noteholder Lists; Ownership of AFE Trust Notes....................................  20
     Section 2.06  Mutilated, Destroyed, Lost or Stolen AFE Trust Notes..............................  20
     Section 2.07  Cancellation......................................................................  20
     Section 2.08  Payment on Confirmations, AFE Trust Notes and Certificates........................  20
     Section 2.09  Termination of Interest in the Indenture Estate...................................  21
     Section 2.10  Withholding Taxes.................................................................  21
     Section 2.11  Subordination.....................................................................  22
     Section 2.12  Certain Agreements Regarding Liquidity Facilities.................................  23
     Section 2.13  Payments Under Confirmations......................................................  25
     Section 2.14  Agreements of Swap Provider.......................................................  25

ARTICLE 3      ACCOUNTS; DISTRIBUTION AND APPLICATION OF FUNDS.......................................  26
     Section 3.01  Trust Accounts....................................................................  26
     Section 3.02  Basic Distributions...............................................................  27
     Section 3.03  Mandatory Redemption Upon Event of Loss or Optional
                   Termination of Lease..............................................................  28
     Section 3.04  Distributions from Swap Substitute Account........................................  29
     Section 3.05  Payments After Indenture Event of Default.........................................  29
     Section 3.06  Indemnity Payments and Costs and Expenses.........................................  32
     Section 3.07  Other Payments....................................................................  32

ARTICLE 4      COVENANTS OF ISSUER...................................................................  32
     Section 4.01  Payment of Principal and Interest.................................................  32
     Section 4.02  Maintenance of Office or Agency...................................................  32
     Section 4.03  Money for Payments To Be Held in Trust............................................  33
     Section 4.04  Existence.........................................................................  34
     Section 4.05  Protection of the Indenture Estate................................................  34
     Section 4.06  Negative Covenants................................................................  35

     Section 4.08  No Other Business or Additional Debt..............................................  36
     Section 4.09  Further Instruments and Acts......................................................  36
     Section 4.10  Investment Company Act............................................................  36
     Section 4.11  Conduct of Business...............................................................  36

ARTICLE 5      [RESERVED]............................................................................  37

ARTICLE 6      REDEMPTION OF AFE TRUST NOTES AND CERTIFICATES........................................  37
     Section 6.01  Mandatory Redemption of AFE Trust Notes and Certificates
                   upon Certain Events...............................................................  37
     Section 6.02  Notice of Redemption to Noteholders and Certificateholders........................  37
     Section 6.03  Deposit of Redemption Price.......................................................  38
     Section 6.04  AFE Trust Notes and Certificates Payable on Redemption Date.......................  38

ARTICLE 7      MATTERS CONCERNING UNCLAIMED MONIES...................................................  39
     Section 7.01  Repayment of Monies for Payments Held by the Indenture
                   Trustee...........................................................................  39

ARTICLE 8      DEFAULTS AND REMEDIES.................................................................  39
     Section 8.01  Indenture Events of Default.......................................................  39
     Section 8.02  Acceleration; Rescission and Annulment............................................  40
     Section 8.03  Other Remedies Available to Indenture Trustee.....................................  41
     Section 8.04  Waiver of Existing Defaults.......................................................  43
     Section 8.05  Control by Majority in Interest of Noteholders....................................  43
     Section 8.06  Indenture Trustee May File Proofs of Claim........................................  43

ARTICLE 9      INDENTURE TRUSTEE.....................................................................  44
     Section 9.01  Duties of Indenture Trustee.......................................................  44
     Section 9.02  Rights of Indenture Trustee.......................................................  44
     Section 9.03  Individual Rights of Indenture Trustee............................................  45
     Section 9.04  Funds May Be Held by Indenture Trustee or Paying Agent; Investments...............  45
     Section 9.05  Notice of Defaults................................................................  46
     Section 9.06  Compensation and Indemnity........................................................  46
     Section 9.07  Replacement of Indenture Trustee..................................................  46
     Section 9.08  Successor Indenture Trustee, Agents by Merger, etc................................  47
     Section 9.09  Eligibility; Disqualification.....................................................  48
     Section 9.10  Trustee's Liens...................................................................  48

ARTICLE 10     TERMINATION OF TRUST INDENTURE .......................................................  48
     Section 10.01 Termination of Trust Indenture....................................................  48
     Section 10.02 Survival of Certain Obligations...................................................  49

ARTICLE 11     AMENDMENTS AND WAIVERS................................................................  49
     Section 11.01 Amendments to this Agreement Without Consent of the
                   Noteholders or Certificateholders.................................................  49

     Section 11.02  Amendments to this Agreement with Consent of Noteholders..........................  49
     Section 11.03  Revocation and Effect of Consents.................................................  50
     Section 11.04  Notation on or Exchange of AFE Trust Notes or Certificates........................  51
     Section 11.05  Indenture Trustee Protected.......................................................  51
     Section 11.06  Corrective Amendments to Confirmations............................................  51
     Section 11.07  Notices to Liquidity Providers....................................................  51

ARTICLE 12     MISCELLANEOUS..........................................................................  51
     Section 12.01  Notices...........................................................................  51
     Section 12.02  Limitation of Liability...........................................................  53
     Section 12.03  GOVERNING LAW.....................................................................  53
     Section 12.04  Execution in Counterparts.........................................................  53

SIGNATURES................................................................ 70


SCHEDULES

     Schedule I    List of Assignment Agreements
     Schedule II   List of Leased Aircraft and Leased Aircraft Indentures
     Schedule III  List of Owned Aircraft and Owned Aircraft Indentures
     Schedule IV   [Intentionally Omitted]
     Schedule V    List of Scheduled Prepayment Amounts


EXHIBITS

     Exhibit A-1   Form of Series A-1 AFE Trust Notes
     Exhibit A-2   Form of Series A-2 AFE Trust Notes
     Exhibit B     Form of Series B AFE Trust Notes
     Exhibit C-1   Form of Series C-1 AFE Trust Notes
     Exhibit D-1   Description of Series A-1 AFE Trust Notes
     Exhibit D-2   Description of Series A-2 AFE Trust Notes
     Exhibit D-3   Description of Series B AFE Trust Notes
     Exhibit D-4   Description of Series C-1 AFE Trust Notes

                                   INDENTURE

          This INDENTURE dated as of July 31, 2000, is between AFE TRUST, a Delaware business trust (the "Issuer" or "AFE Trust"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, National Association, a national banking association, as Indenture Trustee hereunder (the "Indenture Trustee").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings set forth or referred to in Article 1 hereof;

          WHEREAS, the parties desire by this Agreement, among other things, (i) to provide for the issuance by the Issuer of the AFE Trust Notes, (ii) to facilitate the Issuer entering into Confirmations evidencing the Transactions and to provide for the payment of the Issuer's obligations under each Confirmation evidencing a Transaction, and (iii) to provide for the transfer, assignment, and pledge by the Issuer to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all of the Issuer's right, title and interest in and to the Leased Equipment Notes and certain payments and other amounts received hereunder or thereunder in accordance with the terms hereof, as security for, among other things, the Issuer's obligations in respect of the AFE Trust Notes, subject to Section 2.11 and Article 3 hereof;

          WHEREAS, all things have been done to make the AFE Trust Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid, binding and enforceable obligations of the Issuer; and

          WHEREAS, all things necessary to make this Agreement the legal, valid and binding obligation of the Issuer and the Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                GRANTING CLAUSE

          NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, to secure the prompt payment of the principal of, Make-Whole Amount or Break Amount, if any, and interest on, and all other amounts due with respect to, all AFE Trust Notes from time to time outstanding hereunder, all other amounts due hereunder and to secure the performance and observance by the Issuer of all the agreements, covenants and provisions contained herein, and in the other Indenture Documents to which it is a party, for the benefit of the Noteholders and each of the Indenture Indemnitees and the prompt payment of any and all amounts from time to time owing hereunder by the Issuer to the Noteholders and the Indenture Indemnitees (the obligations specified above being referred to herein as the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the AFE Trust Notes by the Noteholders, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Issuer has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby sell, grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders and the Indenture Indemnitees from time to time, a first priority security interest in and on all estate, right, title and interest of the Issuer in, to and under the following described property, rights, interests and privileges, whether now or hereafter acquired and subject to the Lien hereof (which collectively, including all property hereafter specifically subjected to the lien of this Agreement by any instrument supplemental hereto, are herein called the "Indenture Estate"):

          (1) all right, title and interest of the Issuer in, to and under the Leased Equipment Notes and related Loan Documentation, the Assignment Agreements and the Loan Certificate Purchase Agreements, including all moneys received on or with respect to the Leased Equipment Notes on and after the Closing Date;

          (2) each Confirmation and the Transaction evidenced thereby and each Qualified Substitute, if any;

          (3)  all other proceeds collected by the Indenture Trustee pursuant to
     Section 8.03 and all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Issuer pursuant to any term of any Indenture Document, including the Trust Accounts, and held or required to be held by the Indenture Trustee hereunder; and

          (4)  all proceeds of the foregoing.

                                HABENDUM CLAUSE

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Indenture Trustee and the Noteholders from time to time, except as provided in Section 2.11 and Article 3 hereof, without any preference, distinction or priority of any one AFE Trust Note over any other by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in this Agreement.

          1. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Issuer shall remain liable under each Confirmation and each of the other Indenture Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the Noteholders shall have no obligation or liability under any Confirmation or the other Indenture Documents to which the Issuer is a party or by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Issuer under any Confirmation or the other Indenture

Documents to which the Issuer is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          2. The Issuer does hereby constitute the Indenture Trustee the true and lawful attorney of the Issuer, irrevocably, for good and valuable consideration and coupled with an interest and with full power of substitution with full power (in the name of the Issuer or otherwise) subject to the terms and conditions of this Agreement, to ask, require, demand, receive, sue for, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Issuer under or arising out of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises as fully as the Issuer itself could do; provided, however, that, subject to Section 4.07,
                               --------  -------
the Indenture Trustee shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default hereunder.

          3. The Issuer agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Issuer will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem desirable in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted.

          4. The Issuer does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the Lien of this Indenture has not been discharged in accordance with the terms hereof, any of its rights, titles or interests hereby assigned to any Person other than the Indenture Trustee.

          5. It is hereby further agreed that any and all property described or referred to in the granting clause hereof which is hereafter acquired by the Issuer shall ipso facto, and without any other conveyance, assignment or act on
             ---- -----
the part of the Issuer or the Indenture Trustee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein.

          IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:

                                   ARTICLE 1

                                  DEFINITIONS

          Section 1.01  Definitions. (a) For all purposes of this Agreement and
                        -----------
the other Indenture Documents, except as otherwise expressly provided or unless the context otherwise requires:

          (1) each of "Issuer," "Indenture Trustee," "Noteholder," "Pass Through Trustee," "Subordination Agent," "Liquidity Provider," "Swap Provider" or any other Person includes, without prejudice to the provisions of any Indenture Documents, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

          (2) the terms defined in this Article 1 have the meanings assigned to them in this Article 1, and include the plural as well as the singular;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (5) The terms "including" or "include" shall in all cases mean "including, without limitation" or "include, without limitation," respectively; and

          (6) all references in this Agreement to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits of this Agreement.

          (7) For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

          "747 Note Purchase Agreement" means the Note Purchase Agreement, dated
           ---------------------------
as of the Closing Date, between State Street Bank and Trust Company, as Owner Trustee, BancBoston United Leasing LLC, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee.

          "AFE Collection Account" means the Eligible Deposit Account
           ----------------------
established by the Issuer with the Indenture Trustee pursuant to Section 3.01 into and from which the Indenture Trustee shall make deposits and withdrawals in accordance with this Agreement.

          "AFE Note Purchase Agreement" means the Note Purchase Agreement, dated
           ---------------------------
as of the Closing Date, between AFE Trust, United and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee.

          "AFE Swap Payment" means, for any Transaction on any Swap Payment
           ----------------
Date, the amount, if any, due from the Issuer to the Swap Provider under the Confirmation evidencing such Transaction.

          "AFE Trust" means AFE Trust, a Delaware business trust.
           ---------

          "AFE Trust Note" or "AFE Trust Notes" means any note or notes issued
           --------------      ---------------
under this Agreement, including each of the Series A-1, Series A-2, Series B and Series C-1 AFE Trust Notes issued hereunder, substantially in the form of Exhibit A-1, A-2, B or C-1 hereto, as such form may be varied pursuant to the terms hereof and any and all AFE Trust Notes issued in replacement or exchange therefor in accordance with the provisions hereof.

          "Affiliate" with respect to a specified Person, means any other Person
           ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Paying Agent or Registrar.
           -----

          "Aircraft" means the Boeing Model 757-222 aircraft specified by United
           --------
States Registration Number and Manufacturer's serial number in Schedule II.

          "Amortization Amount" means, with respect to any AFE Trust Note, as of
           -------------------
any Payment Date, the amount determined by multiplying the percentage set forth opposite such Payment Date on the Amortization Schedule by the original principal amount of such AFE Trust Note.

          "Amortization Schedule" means, with respect to each Series of AFE
           ---------------------
Trust Notes, the amortization schedule for such Series as set forth on Exhibit D-1, D-2, D-3 or D-4 as the case may be.

          "Assignment Agreements" means the Assignment Agreements, dated as of
           ---------------------
July 9, 2000, between the Sellers a party thereto and Four Star listed on
Schedule I attached hereto, as amended or supplemented from time to time, pursuant to which the Sellers sell all of their right, title and interest in and to the Leased Equipment Notes to Four Star.

          "Average Life Date" means for each AFE Trust Note to be redeemed, the
           -----------------
date which follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Note.

          "Bankruptcy Code" means the United States Bankruptcy Code, Title 11 of
           ---------------
the United States Code, as amended from time to time.

          "Basic Pass Through Trust Agreement" means the Pass Through Trust
           ----------------------------------
Agreement dated as of the Closing Date, between the Issuer and Pass Through Trustee, but does not include any Pass Through Trust Supplement.

          "Break Amount" means all reasonable out-of-pocket costs, expenses and
           ------------
losses which are incurred by a holder of the Series C-1 AFE Trust Notes, upon the payment or prepayment of any principal portion of any Series C-1 AFE Trust Note on a date other than an Interest Payment Date, as a result of the re-employment of such principal amount during the remaining term of the then applicable Interest Period at a rate lower than the Eurodollar Rate.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
on which commercial banks are required or authorized to close in: Chicago, Illinois; New York, New York; and, so long as any AFE Trust Note is outstanding, the city and state in which the Indenture Trustee, the Subordination Agent or any Pass Through Trustee has its principal place of business or receives and disburses funds.

          "Certificate" means a certificate evidencing the beneficial interest
           -----------
of a Certificateholder in the Issuer, substantially in the form of Exhibit A of the Trust Agreement.

          "Certificate Balance" shall mean, for any Certificate as of any date,
           -------------------
the initial Certificate Balance set forth in the Certificate, reduced by all distributions with respect to the Certificate Balance on such Certificate pursuant to Article 3 of this Agreement.

          "Certificateholder" means any holder of one or more Certificates.
           -----------------

          "Certificate Sub-Account" means the sub-account of the AFE Collection
           -----------------------
Account into which amounts not paid to Certificateholders under Section 3.03 are deposited and applied or withdrawn in accordance with Section 3.03

          "Closing" means the closing of the issuance of the AFE Trust Notes
           -------
contemplated hereby.

          "Closing Date" means July 31, 2000.
           ------------

          "Co-Registrar" shall have the meaning specified therefor in Section
           ------------
2.03.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and the Treasury Regulations promulgated thereunder.

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Confirmation" means each of the thirteen Confirmations, each dated as
           ------------
of the Closing Date, between AFE Trust and United evidencing a Transaction and incorporating therein the terms and provisions of the Swap Agreement, as modified and supplemented by the Schedule annexed thereto and constituting a part thereof.

          "Corporate Trust Department" means the principal office of the
           --------------------------
Indenture Trustee located at State Street Bank and Trust Company of Connecticut, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103, or such other office at which the Indenture Trustee's corporate trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to Issuer and each Noteholder.

          "Debt Rate" means, with respect to any Series of AFE Trust Notes, the
           ---------
rate per annum specified for such Series under the heading "Interest Rate" in the related Exhibit D for such Series.

          "Eligible Deposit Account" means either (a) a segregated account with
           ------------------------
an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating from each Rating Agency of at least "A- 3" or its equivalent. An Eligible Deposit Account may be maintained with the Indenture Trustee so long as the Indenture Trustee is an Eligible Institution; provided, however, that each
                                              --------  -------
institution at which any Eligible Deposit Account is maintained shall agree, for all purposes of the applicable Uniform Commercial Code ("UCC"), including
                                                         ---
Article 8 hereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property credited to such account shall be treated as a "financial asset" (as defined in Section 8.102(9) of the UCC), (c) the Indenture Trustee shall be the "entitlement holder" (as defined in
Section 8-102(7) of the UCC) in respect of such account, (d) such institution shall comply with all entitlement orders issued by the Indenture Trustee to the exclusion of any other Person and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of Illinois.

          "Eligible Institution" means (a) the corporate trust department of the
           --------------------
Indenture Trustee, the Subordination Agent or any Pass Through Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least "A-3" or its equivalent.

          "Eurodollar Rate" means, for any interest period, the arithmetic
           ---------------
average (rounded upwards to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the London interbank Eurodollar market by each Reference Bank (as notified by such Reference Bank to the indenture trustee) for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the leased equipment note(s) held by such Reference Bank with maturities comparable to the interest period for which such Eurodollar Rate will apply as of approximately 11:00 a.m. (London time) on the date two business days prior to such interest period. If any Reference Bank fails to notify the indenture trustee of any such offered quotation, the

Eurodollar Rate shall be determined on the basis of the offered quotations by the other Reference Banks.

          "Event of Loss" with respect to an Aircraft means any of the events
           -------------
defined as such in the related Leased Aircraft Indenture.

          "Exchange Act" means the Securities Act of 1934, as amended.
           ------------

          "Final Payment Date" means, with respect to any Confirmation, the
           ------------------
"Final Payment Date" under and as defined in such Confirmation.

          "Four Star" means Four Star Leasing, Inc., a Delaware corporation.
           ---------

          "Fundamental Documents" means, collectively, the Indenture Documents
           ---------------------
and the Pass Through Documents.

          "Indenture Default" means any event which is, or after notice or
           -----------------
passage of time, or both, would be, an Indenture Event of Default.

          "Indenture Documents" means this Agreement, the Leased Equipment
           -------------------
Notes, the AFE Note Purchase Agreement, the Assignment Agreements, the Loan Certificate Purchase Agreements, each Confirmation, any Qualified Substitute(s), the Owned Aircraft Indentures, the Trust Agreement and the AFE Trust Notes.

          "Indenture Estate" shall have the meaning specified therefor in the
           ----------------
Granting Clause hereof.

          "Indenture Event of Default" shall have the meaning specified therefor
           --------------------------
in Article 8.

          "Indenture Indemnitee" means (i) the Indenture Trustee in its
           --------------------
individual capacity and as Indenture Trustee, (ii) each separate or additional trustee appointed pursuant to this Agreement, (iii) the Subordination Agent,
(iv) each Liquidity Provider, (v) each Pass Through Trustee, and (vi) each of the respective directors, officers, employees, agents and servants of the persons described in clauses (i) through (v) inclusive above.

          "Indenture Trustee" means State Street Bank and Trust Company of
           -----------------
Connecticut, National Association and each other Person which may from time to time be acting as Indenture Trustee in accordance with the provisions of this Agreement.

          "Instructing Group" means the Majority in Interest of Noteholders.
           -----------------

          "Intercreditor Agreement" means the Intercreditor Agreement, dated as
           -----------------------
of the Closing Date, between the Pass Through Trustees, the Liquidity Providers and the Subordination Agent; provided that, for purposes of any obligation of
                             --------
Issuer, no amendment, modification or
supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by Issuer.

          "Interest Payment Date" means January 1, 2001, and each January 1 and
           ---------------------
July 1 of each year thereafter.

          "Investment Earnings" means investment earnings on funds on deposit in
           -------------------
the Trust Accounts, net of losses and investment expenses of the Indenture Trustee in making such investments.

          "Issuance Date" means, with respect to each Series of AFE Trust Notes,
           -------------
the date such AFE Trust Notes are issued by the Issuer pursuant to the terms hereof.

          "Issuer Order" and "Issuer Request" means a written order or request
           ------------       --------------
signed in the name of the issuer by one of its authorized officers and delivered to the Trustee.

          "Junior Periodic Swap Payment" means, with respect to any
           ----------------------------
Confirmation, the "Junior Periodic Swap Payment" under and as defined in such Confirmation or any comparable payment under any related Qualified Substitute.

          "Junior Qualified Substitute" means, with respect to any Transaction
           ---------------------------
evidenced by a Confirmation, the "Junior Qualified Substitute" under and as defined in such Confirmation.

          "Junior Qualified Substitute Purchase Amount" means, with respect to
           -------------------------------------------
any Confirmation, the "Junior Qualified Substitute Purchase Amount" under and as defined in such Confirmation.

          "Junior Swap Termination Amount" means, with respect to any
           ------------------------------
Confirmation, the "Junior Swap Termination Amount" under and as defined in such Confirmation or any comparable payment under any related Qualified Substitute.

          "Leased Aircraft" shall mean the six Boeing 757-222 aircraft leased to
           ---------------
United Air Lines, Inc. pursuant to certain lease agreements and listed in
Schedule II attached hereto.

          "Leased Aircraft Indenture" shall mean, with respect to the Leased
           -------------------------
Equipment Notes, each of the one or more trust indenture and security agreements or trust indenture and mortgages or similar agreements described on Schedule II attached hereto as such indenture may be amended or supplemented in accordance with its terms.

          "Leased Equipment Notes" shall mean the notes, certificates or
           ----------------------
instruments issued pursuant to the Leased Aircraft Indentures in respect to the Leased Aircraft, collectively, and in each case, any Leased Equipment Notes issued in exchange therefor or replacement thereof, and shall include the Loan Certificates (as defined in the Assignment Agreements) sold to Four Star under the Assignment Agreements and to AFE Trust under the Loan Certificate Purchase Agreements.

          "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
           ----
exercise of rights, security interest or claim.

          "Liquidity Facilities" means the three Revolving Credit Agreements
           --------------------
(consisting of a separate Revolving Credit Agreement with each Liquidity Provider with respect to each of the Class A-1 Trust, the Class A-2 Trust and the Class B Trust) between the Subordination Agent, as borrower, and a Liquidity Provider, each dated as of the Closing Date; provided that, for purposes of any
                                             --------
obligation of Issuer, no amendment, modification or supplement to, or substitution or replacement of, any such Liquidity Facility shall be effective unless consented to by Issuer.

          "Liquidity Providers" means Landesbank Hessen-Thuringen Girozentrale,
           -------------------
as the Liquidity Provider under the Class A-1 Liquidity Facility, Class A-2 Liquidity Facility and the Class B Liquidity Facility (as such terms are defined in the Intercreditor Agreement) or any successor thereto.

          "Loan Certificate Purchase Agreements" means the Loan Certificate
           ------------------------------------
Purchase Agreements, dated as of the Closing Date, between Four Star and AFE Trust, pursuant to which Four Star sells all of its right, title and interest in and to the Leased Equipment Notes to AFE Trust.

          "Loan Documentation" shall have the meaning specified in the Loan
           ------------------
Certificate Purchase Agreements.

          "Majority in Interest of Certificateholders" means as of a particular
           ------------------------------------------
date of determination and subject to Section 2.6 of the Intercreditor Agreement, the holders of a majority in aggregate unpaid principal amount of all Certificates outstanding as of such date (excluding any Certificates held by Issuer, Indenture Trustee or any Affiliate of any such party or any interests of Issuer therein unless all Certificates shall be held by any such entity or an Affiliate thereof); provided that for the purposes of directing any action or casting any vote or giving any consent, waiver or instruction hereunder, any Certificateholder of a Certificate or Certificates may allocate, in such Certificateholder's sole discretion, any fractional portion of the principal amount of such Certificate or Certificates in favor of or in opposition to any such action, vote, consent, waiver or instruction.

          "Majority in Interest of Noteholders" means as of a particular date of
           -----------------------------------
determination and subject to Section 2.6 of the Intercreditor Agreement, the holders of a majority in aggregate unpaid principal amount of all AFE Trust Notes outstanding as of such date (excluding any AFE Trust Notes held by Issuer, Indenture Trustee or any Affiliate of any such party or any interests of Issuer therein unless all AFE Trust Notes shall be held by any such entity or an Affiliate thereof); provided, however, that for the purposes of directing any
                    --------  -------
action or casting any vote or giving any consent, waiver or instruction hereunder, any Noteholder of an AFE Trust AFE Trust Note or AFE Trust Notes may allocate, in such Noteholder's sole discretion, any fractional portion of the principal amount of such AFE Trust Note or AFE Trust Notes in favor of or in opposition to any such action, vote, consent, waiver or instruction.

          "Make-Whole Amount" means, with respect to each Series A-1, A-2 and B
           -----------------
AFE Trust Note and each Certificate, an amount (as determined by an independent investment banker of national standing selected by Issuer) equal to the excess, if any, determined under the following calculation:

          (1) the present value of the remaining scheduled payments of principal and interest from the determination date to maturity of such AFE Trust Note or Certificate computed by discounting the payments on a semi-annual basis on each Payment Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield, minus

          (2) the outstanding principal amount of such AFE Trust Note or Certificate Balance of such Certificate plus accrued interest to the date of determination (after giving effect to any payment of such interest on such date of determination).

For purposes of determining the Make-Whole Amount, the "Treasury Yield" means,
                                                        --------------
at the date of determination with respect to any AFE Trust Note or Certificate, the interest rate (expressed as a semi-annual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the annual rate equal to the semi-annual yield to maturity for United States Treasury securities maturing on the Average Life Date of such AFE Trust Note or Certificate and trading in the public securities markets either as determined by interpolation between most recent weekly average yield to maturity for two series of United States Treasury securities trading in the public securities markets, (1) one maturing as close as possible to, but earlier than, the Average Life Date of such AFE Trust Note or Certificate and
(2) the other maturing as close as possible to, but later than, the Average Life Date of such AFE Trust Note or Certificate, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such AFE Trust Note or Certificate is reported in the most recent H.15(519), the weekly average yield to maturity as published in such H.15(519). As used in the definition of "Treasury Yield", "H.15(519)" means, the weekly statistical release designated
                   ---------
as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The date of determination of Make-Whole Amount is the third (3rd) Business Day prior to the applicable payment date. The "most
                                                                        ----
recent H.15(519)" means the H.15(519) published prior to the close of business
----------------
on the third Business Day prior to the applicable payment or redemption date.

          "Moody's" means Moody's Investors Service, Inc. (or any successor
           -------
thereto).

          "Non-U.S. Person" means any Person other than a United States person,
           ---------------
as defined in Section 7701(a)(30) of the Code.

          "Noteholder" means a person in whose name an AFE Trust Note is
           ----------
registered on the Register (including, so long as it holds any Series A-1, Series A-2, Series B or Series C-1 AFE Trust Notes issued hereunder, the Subordination Agent on behalf of the Pass Through Trustee under the applicable Pass Through Trust Agreement pursuant to the provisions of the Intercreditor Agreement).

          "Owned Aircraft" shall mean the six Airbus 320-232 aircraft, one
           --------------
Boeing 757-222 aircraft, two Boeing 767-322 aircraft and four Boeing 777-222 aircraft owned by United and listed on Schedule III attached hereto.

          "Owned Aircraft Indenture" shall mean, with respect to the United
           ------------------------
Equipment Notes, each of the one or more trust indenture and security agreements of trust indenture and mortgages or similar agreements described on Schedule III attached hereto, as such indenture may be amended or supplemented in accordance with its terms.

          "Pass Through Certificates" means any of the credit enhanced pass
           -------------------------
through certificates issued pursuant to any of the Pass Through Trust
Agreements.

          "Pass Through Documents" means the Pass Through Trust Agreements, the
           ----------------------
Intercreditor Agreement, the 747 Note Purchase Agreement, the AFE Note Purchase Agreement, the United Equipment Note Purchase Agreement and the Liquidity Facilities.

          "Pass Through Trust" means each of the A-1, A-2, B and C-1 pass
           ------------------
through trusts created pursuant to the related Pass Through Trust Agreement.

          "Pass Through Trust Agreements" means each of the A-1, A-2, B and C-1
           -----------------------------
Pass Through Trust Supplements, together in each case with the Basic Pass Through Trust Agreement, each dated as of the Closing Date and entered into by and between the Issuer and a Pass Through Trustee.

          "Pass Through Trust Supplement" shall have the meaning specified for
           -----------------------------
the term "Trust Supplement" in the Basic Pass Through Trust Agreement.

          "Pass Through Trustee" means State Street Bank and Trust Company of
           --------------------
Connecticut, National Association in its capacity as trustee under each Pass Through Trust Agreement, and such other Person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

          "Past Due Rate" means, with respect to any AFE Trust Note, the rate
           -------------
per annum equal to 2% over the Debt Rate as in effect for such AFE Trust Note.

          "Paying Agent" means any Person acting as Paying Agent hereunder
           ------------
pursuant to Section 2.03.

          "Payment Date" means, with respect to each Series of AFE Trust Notes,
           ------------
each Payment Date listed on the Amortization Schedule for such Series of AFE Trust Notes set forth in Exhibit D-1, D-2, D-3, or D-4, as the case may be.

          "Periodic Swap Payment" means, with respect to any Confirmation as of
           ---------------------
any Swap Payment Date, the "Periodic Swap Payment," if any, under, as defined in and payable under such

Confirmation or the aggregate amount, if any, of any comparable periodic payment under any related Qualified Substitute, in either case payable to the Issuer on such Swap Payment Date.

          "Permitted Investment" shall have the meaning specified in the Basic
           --------------------
Pass Through Trust Agreement.

          "Permitted Lien" means (i) the rights of the Issuer as herein provided
           --------------
and any other rights of the Issuer existing pursuant to the Indenture Documents,
(ii) Liens attributable to the Indenture Trustee (both in its capacity as trustee under this Agreement and in its individual capacity), any Pass Through Trustee (in its individual capacity, as Noteholder and as trustee under the Pass Through Trust Agreements) and the Subordination Agent (in its individual capacity, as registered holder of the AFE Trust Notes on behalf of the Pass Through Trustees and as agent under the Intercreditor Agreement), or (iii) Liens for Taxes of Issuer either not yet due or being contested in good faith by appropriate proceeding.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Qualified Substitute" means, with respect to the Transaction
           --------------------
evidenced by any Confirmation, the Senior Qualified Substitute and/or the Junior Qualified Substitute, as the case may be.

          "Qualified Substitute Purchase Amounts" means, with respect to any
           -------------------------------------
Confirmation the Senior Qualified Substitute Purchase Amount and the Junior Qualified Substitute Purchase Amount, as the context may require.

          "Rating Agencies" means, collectively, at any time, each nationally
           ---------------
recognized rating agency that shall have been requested to rate the Pass Through Certificates and the Certificate issued by AFE Trust and that shall then be rating such Certificates. The initial Rating Agencies shall be Moody's and Standard & Poor's.

          "Ratings Confirmation" means, with respect to any action proposed to
           --------------------
be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for each class of Pass Through Certificates or the Certificates or (ii) a withdrawal or suspension of the rating of the Pass Through Certificates or the Certificates.

          "Record Date" for the interest or Amortization Amount payable on any
           -----------
AFE Trust Note on any Interest Payment Date or Payment Date (other than the maturity date) for such AFE Trust Note, as the case may be, means the calendar day (whether or not a Business Day) which is 15 calendar days prior to the related Interest Payment Date or Payment Date.

          "Redemption Date" means the date on which the AFE Trust Notes or the
           ---------------
Certificates are to be redeemed or purchased pursuant to Section 6.01 or Section 6.02, as the case may be, as specified in the notice delivered pursuant to
Section 6.03.

          "Redemption Price" means the price at which the AFE Trust Notes or the
           ----------------
Certificates are to be redeemed or purchased, determined as of the applicable Redemption Date, pursuant to Section 6.01 or Section 6.02, as the case may be.

          "Reference Banks" means National Westminster Bank PLC, The Mitsubishi
           ---------------
Trust and Banking Corporation and ABN AMRO Bank N.V.

          "Register" shall have the meaning specified therefor in Section 2.03.
           --------

          "Registrar" means any person acting as Registrar hereunder pursuant to
           ---------
Section 2.03.

          "Regular Distribution Dates" means each January 1 and July 1,
           --------------------------
commencing on January 1, 2001; provided, however, that, if any such day shall
                               --------  -------
not be a Business Day, the related distribution for each Series of AFE Trust Notes or the Certificates shall be made on the next Business Day without additional interest accruing at the rate applicable to such Series of AFE Trust Notes or the Certificates.

          "Remaining Weighted Average Life" means, on the redemption date for an
           -------------------------------
AFE Trust Note which is being redeemed, the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the maturity date of such AFE Trust Note, by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment; by (b) the then unpaid principal amount of such AFE Trust Note.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Secured Obligations" shall have the meaning specified therefor in the
           -------------------
Granting Clause hereof.

          "Senior Noteholder" is defined in Section 2.11(c) hereof.
           -----------------

          "Senior Periodic Swap Payment" means, with respect to any
           ----------------------------
Confirmation, the "Senior Periodic Swap Payment" under and as defined in such Confirmation or any comparable payment under any related Qualified Substitute.

          "Senior Qualified Substitute" means, with respect to any Transaction
           ---------------------------
evidenced by a Confirmation, the "Senior Qualified Substitute" under and as defined in such Confirmation.

          "Senior Qualified Substitute Purchase Amount" means, with respect to
           -------------------------------------------
any Confirmation, the "Senior Qualified Substitute Purchase Amount" under and as defined in such Confirmation.

          "Senior Swap Termination Amount" means, with respect to any
           ------------------------------
Confirmation, the "Senior Swap Termination Amount" under and as defined in such Confirmation or any comparable payment under any related Qualified Substitute.

          "Series" means any of Series A-1, Series A-2, Series B or Series C-1.
           ------

          "Series A-1" or "Series A-1 AFE Trust Notes" means AFE Trust Notes
           ----------      --------------------------
issued hereunder and designated as "Series A-1", in the original principal amount and maturities and bearing interest as specified in Exhibit D-1.

          "Series A-2" or "Series A-2 AFE Trust Notes" means AFE Trust Notes
           ----------      --------------------------
issued hereunder and designated as "Series A-2", in the original principal amount and maturities and bearing interest as specified in Exhibit D-2.

          "Series B" or "Series B AFE Trust Notes" means AFE Trust Notes issued
           --------      ------------------------
hereunder and designated as "Series B", in the original principal amount and maturities and bearing interest as specified in Exhibit D-3.

          "Series C-1" or "Series C-1 AFE Trust Notes" means AFE Trust Notes
           ----------      --------------------------
issued hereunder and designated as "Series C-1", in the original principal amount and maturities and bearing interest as specified in Exhibit D-4.

          "Special Distribution Date" means, with respect to any Special
           -------------------------
Payment, the date chosen by the Subordination Agent pursuant to Section 2.4(a) of the Intercreditor Agreement for the distribution of such Special Payment in accordance with the Intercreditor Agreement; provided, however, that, if any
                                             --------  -------
such day shall not be a Business Day, the related distribution for each Class of Certificates shall be made on the next Business Day with additional interest accruing at the rate applicable to such Class of Certificates.

          "Special Payment" is defined in Section 1.1 of the Intercreditor
           ---------------
Agreement.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a
           -----------------
Division of The McGraw-Hill Companies Inc. (or any successor thereto).

          "State Street" means State Street Bank and Trust Company of
           ------------
Connecticut, National Association.

          "Stipulated Loss Value" shall mean the amount payable by United under
           ---------------------
the lease of any Leased Aircraft if an Event of Loss occurs to such Leased Aircraft, or if United exercises its right to terminate such lease or to purchase such Leased Aircraft.

          "Subordination Agent" means State Street, as subordination agent under
           -------------------
the Intercreditor Agreement, or any successor thereto.

          "Swap Agreement" means the ISDA Master Agreement, together with the
           --------------
schedules and addenda attached thereto, as incorporated by reference into each Confirmation.

          "Swap Obligations" shall have the meaning set forth in the
           ----------------
Intercreditor Agreement.

          "Swap Payment Date" shall have the meaning set forth in the
           -----------------
Intercreditor Agreement.

          "Swap Provider" means United Air Lines, Inc., and its successors and
           -------------
permitted assigns.

          "Swap Substitute Account" means the Eligible Deposit Account
           -----------------------
established by the Issuer with the Indenture Trustee pursuant to Section 3.01 into and from which the Indenture Trustee shall make deposits and withdrawals in accordance with this Agreement.

          "Swap Termination Amount" means, with respect to any Confirmation, the
           -----------------------
sum of the Senior Swap Termination Amount and the Junior Swap Termination Amount payable by United, as the swap counterparty, under such Confirmation.

          "Taxes" means any and all present or future fees (including license,
           -----
documentation and registration fees), taxes (including gross or net income, gross or net receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon (each individually, a "Tax").

          "This Agreement" or "this Indenture" means this Indenture, as it may
           --------------
from time to time be supplemented, amended or modified.

          "Transaction" means, with respect to any Confirmation, the Transaction
           -----------
under, as defined in and evidenced by such Confirmation.

          "Trust Accounts" shall have the meaning specified in Section 3.01 (a).
           --------------

          "Trust Agreement" means the AFE Trust Agreement, dated as of June 9,
           ---------------
2000, between United Air Lines, Inc., as Trustor, solely for the purpose of establishing AFE Trust, and Administrator, and Wilmington Trust Company, as Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended.

          "Trustee's Liens" shall have the meaning specified in Section 9.10.
           ---------------

          "United" means United Air Lines, Inc., a Delaware corporation, or its
           ------
successors or assigns.

          "United Equipment Note Purchase Agreement" means the Note Purchase
           ----------------------------------------
Agreement, dated as of the date of the Closing Date, between United and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee.

          "United States" or "U.S." means the United States of America.
           -------------      ----

          "United States Government" means the federal government of the United
           ------------------------
States or any instrumentality or agency thereof.

          "U.S. Person" means a United States person within the meaning of
           -----------
Section 7701(a)(30) of the Code.


                                   ARTICLE 2

                    THE AFE TRUST NOTES; OTHER OBLIGATIONS

          Section 2.01  AFE Trust Notes; Title and Terms. The AFE Trust Notes
                        --------------------------------
shall be issued in four separate series designated as Series A-1, Series A-2, Series B and Series C-1 and shall be dated the applicable Issuance Date with respect to such Series, and shall be in the maturities and principal amounts and shall bear interest as specified in Exhibit D-1, D-2, D-3, and D-4, as the case may be. Each Series A-1, Series A-2, Series B and Series C-1 AFE Trust Note shall be issued to the Subordination Agent as nominee for the Pass Through Trustee under the applicable Pass Through Trust Agreement. The Issuance Date for the Series A-1, Series A-2, Series B and Series C-1 AFE Trust Notes will be the Closing Date.

          Each Series of AFE Trust Notes shall bear interest at the Debt Rate for such Series (calculated in the case of the Series A-1, A-2 and B AFE Trust Notes, on the basis of a year of 360 days comprised of 30-day months and, in the case of the Series C-1 AFE Trust Notes, on the basis of the actual days elapsed in a year of 360 days) on the unpaid principal amount thereof from time to time outstanding, payable in arrears on each Interest Payment Date until maturity and the date the relevant series of AFE Trust Notes is paid in full. The principal of the Series A-1, Series B and Series C-1 AFE Trust Notes shall be payable in installments, on each Payment Date, in amounts equal to the Amortization Amount for such Payment Date (or such lesser amount as shall equal the then outstanding principal amount of the relevant series of AFE Trust Notes). The principal of the Series A-2 AFE Trust Notes shall be payable in one installment on July 1, 2010. Notwithstanding the foregoing, the final payment made under each AFE Trust Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, such AFE Trust Note. Each AFE Trust Note shall bear interest at the Past Due Rate (calculated on the basis of a year of 360 days comprised of 30-day months) on any part of the principal amount, Make-Whole Amount, if any, and, to the extent permitted by applicable law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether as stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any AFE Trust Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day no additional interest shall accrue on the amount of such payment during such extension.

          The AFE Trust Notes are not redeemable or subject to purchase prior to maturity except as provided in this Agreement.

          Section 2.02  Execution and Authentication. (a) AFE Trust Notes shall
                        ----------------------------
be executed on behalf of the Issuer by the manual or facsimile signature of an authorized officer of the Trustee.

          (1) If any officer of the Trustee executing an AFE Trust Note no longer holds that office at the time such AFE Trust Note is executed on behalf of the Issuer, such AFE Trust Note shall be valid nevertheless.

          (2) At any time and from time to time after the execution of the AFE Trust Notes, the Issuer may deliver such AFE Trust Notes to the Indenture Trustee for authentication and, subject to the provisions of Section 2.10, the Indenture Trustee shall authenticate the AFE Trust Notes by manual signature upon written orders of the Issuer. AFE Trust Notes shall be authenticated on behalf of the Indenture Trustee by any authorized officer or signatory of the Indenture Trustee.

          (3) An AFE Trust Note shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of the Issuer by the manual or facsimile signature of an officer of the Trustee as provided in Section 2.02(a) and until authenticated on behalf of the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee as provided in Section 2.02(c). Such signatures shall be conclusive evidence that such AFE Trust Note has been duly executed, authenticated and issued under this Agreement.

          Section 2.03  Registrar and Paying Agent. The Indenture Trustee shall
                        --------------------------
maintain an office or agency where the AFE Trust Notes may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where (subject to Sections 2.04 and 2.08) the AFE Trust Notes may be presented for payment or for exchange (the "Paying Agent"). The Registrar shall keep a register (the "Register") with respect to the AFE Trust Notes and to their transfer and exchange and the payments of Amortization Amounts thereon, if any. The Indenture Trustee may appoint one or more co-registrars (the "Co-Registrars") and one or more additional Paying Agents for the AFE Trust Notes and the Indenture Trustee may terminate the appointment of any Co-Registrar or Paying Agent at any time upon written notice. The term "Registrar" includes any Co-Registrar. The term "Paying Agent" includes any additional Paying Agent.

          The Indenture Trustee shall initially act as Registrar and Paying
Agent.

          Section 2.04   Transfer and Exchange. At the option of the Noteholder
                         ---------------------
thereof, AFE Trust Notes may be exchanged for an equal aggregate principal amount of other AFE Trust Notes of the same Series, maturity and type and of any authorized denominations or transferred upon surrender of the AFE Trust Notes to be exchanged or transferred at the principal corporate trust office of the Indenture Trustee, or at any office or agency maintained for such purpose pursuant to Section 2.03. Whenever any AFE Trust Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the replacement AFE Trust Notes, in the same aggregate principal amount, Series and dated the same date as the AFE Trust Note or AFE Trust Notes being replaced which the Noteholder making the exchange is entitled to receive.

          All AFE Trust Notes issued upon any registration of transfer or exchange of AFE Trust Notes shall be the valid obligations of the Issuer, evidencing the same obligations, and entitled to the same security and benefits under this Agreement, as the AFE Trust Notes surrendered upon such registration of transfer or exchange.

          Notwithstanding any provision to the contrary, a Series C-1 AFE Trust Note may not be transferred to a Non-U.S. Person and any such purported transfer shall be void ab initio.

          Every AFE Trust Note presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing. Indenture Trustee may require such evidence reasonably satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities laws of any applicable state. Each initial Noteholder and each transferee of an AFE Trust Note, by its acceptance of an AFE Trust Note, agrees to be bound by and comply with the provisions of this Indenture, the AFE Note Purchase Agreement and each other Fundamental Document applicable to a Noteholder.

          The Indenture Trustee shall make a notation on each new AFE Trust Note of the amount of all payments of Amortization Amount previously made on the old AFE Trust Note or AFE Trust Notes with respect to which such new AFE Trust Note is issued and the date to which interest on such old AFE Trust Note or AFE Trust Notes has been paid. Interest shall be deemed to have been paid on such new AFE Trust Note to the date on which interest shall have been paid on such old AFE Trust Note, and all payments of the Amortization Amount marked on such new AFE Trust Note, as provided above, shall be deemed to have been made thereon.

          No service charge shall be made to a Noteholder for any registration of transfer or exchange of AFE Trust Notes, but the Registrar may, as a condition to any transfer or exchange hereunder, require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of AFE Trust Notes.

          The Registrar shall not be required to register the transfer of or to exchange any AFE Trust Note called for redemption or purchase pursuant to such
Section 6.01 or 6.02.

          Section 2.05  Noteholder Lists; Ownership of AFE Trust Notes. (a) The
                        ----------------------------------------------
Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders, which list shall be available to the Issuer or its representative for inspection. If the Indenture Trustee is not the Registrar, the Registrar shall be required to furnish to the Indenture Trustee semi-annually on or before each Interest Payment Date, and at such other times as the Indenture Trustee may request in writing, a list, in such form and as of such date as the Indenture Trustee may reasonably require, containing all the information in the possession or control of the Registrar as to the names and addresses of the Noteholders.

          (1) Ownership of the AFE Trust Notes shall be proved by the Register kept by the Registrar. Prior to due presentment for registration of transfer of any AFE Trust Note, the Issuer, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the Person in whose name any AFE Trust Note is registered as the absolute owner of such AFE Trust Note for the purpose of receiving payment of principal (including, subject to the provisions herein regarding the applicable Record Dates, Amortization Amounts) of, Make-Whole Amount, if any, and interest on such AFE Trust Note and for all other purposes whatsoever, whether or not such AFE Trust Note is overdue, and none of the Issuer, the Indenture Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

          Section 2.06  Mutilated, Destroyed, Lost or Stolen AFE Trust Notes.
                        ----------------------------------------------------
If any AFE Trust Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Noteholder of such AFE Trust Note, issue and execute, and the Indenture Trustee shall authenticate and deliver, in replacement thereof, as applicable, a new AFE Trust Note of the same Series and having the same maturity, payable to the same Noteholder in the same principal amount and dated the same date as the AFE Trust Note so mutilated, destroyed, lost or stolen. If the AFE Trust Note being replaced has become mutilated, such AFE Trust Note shall be surrendered to the Indenture Trustee. If the AFE Trust Note being replaced has been destroyed, lost or stolen, the Noteholder of such AFE Trust Note shall furnish to the Issuer and the Indenture Trustee such security or indemnity as may be required by it to save the Issuer and the Indenture Trustee harmless and evidence satisfactory to the Issuer and the Indenture Trustee of the destruction, loss or theft of such AFE Trust Note and of the ownership thereof.

          Section 2.07  Cancellation. The Registrar and any Paying Agent shall
                        ------------
forward to the Indenture Trustee all AFE Trust Notes surrendered to them for replacement, redemption, registration of transfer, exchange or payment. The Indenture Trustee shall cancel all AFE Trust Notes surrendered for replacement, redemption, registration of transfer, exchange, payment or cancellation and shall destroy canceled AFE Trust Notes.

          Section 2.08  Payment on Confirmations, AFE Trust Notes and
                         ---------------------------------------------
Certificates. The (i) AFE Swap Payment owing to the Swap Provider by the Issuer
------------
under each Confirmation evidencing a Transaction, and (ii) principal amount of, interest on, Make-Whole Amount or Break Amount, if any, and other amounts due under each AFE Trust Note, each Certificate or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 11:00 a.m., Chicago, Illinois time, on the due date of payment to the Indenture Trustee at the Corporate Trust

Department for distribution among the Swap Provider, Noteholders and Certificateholders in the manner provided herein. The Issuer shall not have any responsibility for the distribution of such payments to the Swap Provider, any Noteholder or any Certificateholder. Notwithstanding the foregoing or any provision in any Confirmation, the AFE Trust Note or Certificate to the contrary, the Indenture Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by the Swap Provider, Noteholder or any Certificateholder (with a copy to the Issuer), all amounts paid by the Issuer hereunder and under any Confirmation or such holder's AFE Trust Note or AFE Trust Notes, Certificate or Certificates to the Swap Provider or such holder or a nominee therefor (including all amounts distributed pursuant to Article 3 of this Agreement) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 1:00 p.m., Chicago, Illinois time, on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such Swap Provider or holder maintained at such bank. If the Indenture Trustee shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate Swap Provider or such holders for loss of use of funds at the Debt Rate until such payment is made and the Indenture Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made free and clear of and without deduction for or on account of all wire and like charges without any presentment or surrender of any Confirmation, any AFE Trust Note or Certificate, except that, in the case of the final payment in respect of any AFE Trust Note or Certificate, such AFE Trust Note or Certificate shall be surrendered to the Indenture Trustee for cancellation promptly after such payment. Notwithstanding any other provision of this Agreement to the contrary, the Indenture Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Indenture Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 11:00 a.m., Chicago, Illinois time, at the place of payment.

          Section 2.09  Termination of Interest in the Indenture Estate. No
                        -----------------------------------------------
Noteholder or Indenture Indemnitee shall have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Make-Whole Amount or Break Amount, if any, and interest on all AFE Trust Notes held by such Noteholder and all other sums payable to such Noteholder or Indenture Indemnitee, as the case may be, hereunder, under such AFE Trust Notes and under the other Indenture Documents shall have been paid in full.

          Section 2.10  Withholding Taxes. The Indenture Trustee, as agent for
                        -----------------
the Issuer, shall exclude and withhold at the appropriate rate from each payment of principal amount of, interest on, Make-Whole Amount or Break Amount, if any, and other amounts due hereunder or under each AFE Trust Note or Certificate (and such exclusion and payment of withholding tax shall constitute payment in respect of such AFE Trust Note or Certificate) any and all United States withholding taxes applicable thereto as required by law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the AFE Trust Notes or Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders and the Certificateholders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof (but in no event later than 30 days after the due date thereof) it will deliver to each Noteholder and Certificateholder (with a copy to the Issuer) appropriate receipts and a U.S. Treasury Form 1042-S and Form 8109 or Form 8109-B (or similar form at any relevant time in effect) showing the payment thereof, together with such additional documentary evidence as any such Noteholder and Certificateholder may reasonably request from time to time.

          If a Noteholder or a Certificateholder which is a Non-U.S. Person has furnished to the Indenture Trustee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-8 BEN, W-8 IMY, W-8 ECI or W-8 EXP (or such successor form or forms as may be required by the United States Treasury Department) for the calendar year in which the payment hereunder or under the AFE Trust Note(s) or Certificate(s) held by such Noteholder or Certificateholder is made (but prior to the making of such payment), and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Indenture Trustee has no reason to believe that any information set forth in such form is inaccurate), the Indenture Trustee shall withhold only the amount, if any, required by law (after taking into account any applicable exemptions properly claimed by the Noteholder or Certificateholder) to be withheld from payments hereunder or under the AFE Trust Notes or the Certificates held by such Noteholder or Certificateholder in respect of United States federal income tax (and such payment of withholding tax shall constitute payment in respect of such AFE Trust Note or Certificate). If a Noteholder or a Certificateholder which is a U.S. Person has furnished to the Indenture Trustee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-9, if applicable, prior to a payment hereunder or under the AFE Trust Notes or the Certificates held by such Noteholder or Certificateholder, no amount shall be withheld from payments in respect of United States federal income tax. If any Noteholder or Certificateholder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such Noteholder or Certificateholder has not filed a form claiming an exemption from United States withholding tax which is applicable to any relevant period in which a payment is made or if the Code or the regulations thereunder or the administrative interpretation thereof is at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the AFE Trust Notes or the Certificates held by such Noteholder or Certificateholder, the Indenture Trustee agrees to withhold from each payment due to the relevant Noteholder or Certificateholder withholding taxes at the appropriate rate under law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by law.

          Issuer shall not have any liability for the failure of the Indenture Trustee to withhold taxes in the manner provided for herein or for any false, inaccurate or untrue evidence provided by any Noteholder hereunder.

          Section 2.11  Subordination. (a) The Indenture Trustee and, by
                        -------------
acceptance of its Series of AFE Trust Notes or Certificates, each such Noteholder or Certificateholder, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations relating to the AFE Trust Notes or Certificates owed to such Noteholder or Certificateholder, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 8.01(f) or (g) hereof, except as expressly provided in Article 3 hereof.

          (1) By the acceptance of its Series of AFE Trust Notes of any Series (other than Series A-1 and Series A-2) or Certificates, each Noteholder or Certificateholder of such Series agrees that in the event that such Noteholder or Certificateholder, in its capacity as a Noteholder or Certificateholder, shall receive any payment or distribution on any Secured Obligations in respect of such Series of AFE Trust Notes or Certificates which it is not entitled to receive under this Section 2.11 or Article 3 hereof, it will hold any amount so received in trust for the Senior Noteholder (as defined in Section 2.11(c) hereof) and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in the Article 3 hereof.

          (2) As used in this Section 2.11, the term "Senior Noteholder" shall mean (i) the Noteholders of Series A-1 and Series A-2 until the Secured Obligations in respect of Series A-1 and Series A-2 AFE Trust Notes have been paid in full, (ii) after the Secured Obligations in respect of Series A-1 and Series A-2 AFE Trust Notes have been paid in full, the Noteholders of Series B until the Secured Obligations in respect of Series B AFE Trust Notes have been paid in full, (iii) after the Secured Obligations in respect of Series A-1, Series A-2 and Series B AFE Trust Notes have been paid in full, the Noteholders of Series C-1 until the Secured Obligations in respect of Series C-1 AFE Trust Notes have been paid in full, and (iv) after the Secured Obligations in respect of Series A-1, Series A-2, Series B and Series C-1 AFE Trust Notes have been paid in full, the Certificates; provided, however, that if a Series of AFE Trust
                                --------  -------
Notes or Certificates shall be redeemed pursuant to the provisions of Section 6.01(b), the amounts received by the Indenture Trustee in connection with such redemption shall be applied in accordance with the provisions of Section 3.03(b) notwithstanding anything contained in this Section 2.11 to the contrary.

          Section 2.12  Certain Agreements Regarding Liquidity Facilities.
                        -------------------------------------------------
Without duplication of amounts paid by the Issuer or United under the other Fundamental Documents, the Issuer agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.06(b) and the terms of the Intercreditor Agreement:

               (1) an amount equal to the fees payable to the relevant Liquidity Provider under the related Fee Letter (as defined in the Intercreditor Agreement as originally in effect or as amended with the consent of United) multiplied by a fraction the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series A-1 AFE Trust Notes, Series A-2 AFE Trust Notes and Series B AFE Trust Notes and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all Series A-1 United Equipment Notes, Series A-2 United Equipment Notes and Series B United Equipment Notes (each as defined in the Intercreditor Agreement);

               (2) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance multiplied by (y) the fraction specified in the foregoing clause (i);

               (3) (x) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section
3.07 of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance multiplied by (y) the fraction specified in the foregoing clause (i);

               (4) (x) any amounts owed to the Liquidity Providers by the Subordination Agent as borrower under Section 3.01 (other than in respect of an Unpaid Advance, an Applied Non- Extension Advance or Applied Downgrade Advance), 3.02, 3.03 (other than in respect of an Unpaid Advance, an Applied Non-Extension Advance or Applied Downgrade Advance), 7.05 or 7.07 of each Liquidity Facility (or similar provisions of any succeeding Liquidity Facility) multiplied by (y) the fraction specified in the foregoing clause (i);

               (5) if any payment default shall have occurred and be continuing with respect to interest on any Series A-1 AFE Trust Note, Series A-2 AFE Trust Notes or Series B AFE Trust Note, (a) the excess, if any, of (1) the sum of (x) the amount equal to interest on any Unpaid Advance, an Applied Non-Extension Advance or Applied Downgrade Advance payable under Section 3.07 of each Liquidity Facility plus (y) any other amounts payable in respect of such Unpaid Advance, Applied Non-Extension Advance or Applied Downgrade Advance under
Section 3.01, 3.03 or 3.09 of the applicable Liquidity Facility over (2) the sum of Investment Earnings from any such Unpaid Advance, Applied Non-Extension Advance or Applied Downgrade Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) by the Issuer on the overdue scheduled interest on the AFE Trust Notes in respect of which such Unpaid Advance, Applied Non-Extension Advance or Applied Downgrade Advance was made, multiplied by (b) a fraction the numerator of which shall be the then aggregate overdue amounts of interest on the Series A-1 AFE Trust Notes, Series A-2 AFE Trust Notes and Series B AFE Trust Notes (other than interest becoming due and payable solely as a result of acceleration of any such AFE Trust Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all Series A-1 United Equipment Notes, Series A-2 United Equipment Notes and Series B United Equipment Notes (each as defined in the Intercreditor Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such United Equipment Notes);

               (6) Issuer's pro rata share of all compensation and reimbursement of expenses, disbursements and advances payable by Issuer under the Pass Through Trust Agreements; and

               (7) Issuer's pro rata share of all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement. For purposes of this paragraph, the terms "Applied Downgrade Advance," "Applied Non-Extension Advance," "Downgrade Advance," "Final Advance," "Investment Earnings" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility or the Intercreditor Agreement referred to therein. As used herein, "Issuer's pro rata share" means as of any time a fraction, the numerator of which is the principal balance then outstanding of AFE Trust Notes and the denominator of which is the aggregate principal balance then outstanding of all the Trust Owned Notes (as defined in the Intercreditor Agreement).

         For purposes of this Section 2.12 the amounts payable described in clause (iii) of First of Section 3.02 shall be treated as Issuer's obligations
                -----
and as payable pursuant to this Section 2.12.

                  Section 2.13  Payments Under Confirmations. (a) Pursuant to
                                ----------------------------
each Confirmation evidencing a Transaction, the Issuer shall, to the extent of available funds, pay on each Swap Payment Date the AFE Swap Payment, if any, to the Indenture Trustee for deposit into the AFE Collection Account and distribution pursuant to and in the order of priority set forth in Article 3.

                  (1) On each Swap Payment Date, the Indenture Trustee shall deposit all Periodic Swap Payments received by it from the Swap Provider pursuant to each Confirmation evidencing a Transaction, into the AFE Collection Account for distribution pursuant to and in the order of priority set forth in
Article 3.

                  (2) If an Additional Termination Event under and as defined in any Confirmation evidencing a Transaction shall have occurred and as a consequence thereof the Issuer becomes obligated under Section 6(e) of the Swap Agreement as incorporated into such Confirmation to use all commercially reasonable efforts to acquire a Senior Qualified Substitute and/or a Junior Qualified Substitute, then the Issuer hereby irrevocably authorizes and instructs the Indenture Trustee to engage, and the Indenture Trustee hereby agrees to engage, an independent investment banking firm of nationally recognized standing to use all commercially reasonable efforts to obtain such a Senior Qualified Substitute and/or Junior Qualified Substitute, at the Issuer's expense and payable to the extent of monies received therefor under such Confirmation (such expense to include the fees of any such banking firm and in any event not to exceed the applicable Senior Swap Termination Amount and/or Junior Swap Termination Amount set forth in the affected Confirmation for the associated terminated Transaction). If such a Senior Qualified Substitute and/or Junior Qualified Substitute is so obtained, the provisions of this Section 2.13(a) and (b) shall apply with respect thereto. If such a Senior Qualified Substitute and/or Junior Qualified Substitute cannot be so obtained, then any amounts received by the Indenture Trustee on behalf of the Issuer iin accordance with such Confirmation constituting either a Senior Swap Termination Amount and/or a Junior Swap Termination Amount shall be deposited by the Indenture Trustee into the Swap Substitute Account, and thereafter the Indenture Trustee shall withdraw funds from the Swap Substitute Account on each Swap Payment Date in the amounts and to the extent provided in Section 3.04 and distribute such amounts in accordance with Section 3.04.

                  (3) If the Issuer receives any Senior Swap Termination Amount or Junior Swap Termination Amount, it shall promptly pay such amounts over to the Indenture Trustee for application pursuant to Section 2.13(c), and, until so paid, shall hold such amounts in trust for the Indenture Trustee.

                  Section 2.14  Agreements of Swap Provider. (a) United, as Swap
                                ---------------------------
Provider, hereby acknowledges and agrees that its rights to receive any AFE Swap Payment or any other payment under any Confirmation is subject to the priority of payment and other provisions of Article 3, and that it shall have no right to any payments except as specified therein.

                  (b) United, as Swap Provider, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the AFE Trust Notes, this Agreement or any other Indenture Document.

                                   ARTICLE 3

                ACCOUNTS; DISTRIBUTION AND APPLICATION OF FUNDS

                  Section 3.01  Trust Accounts. (a) On or prior to the Closing
                                --------------
Date, the Indenture Trustee shall establish and maintain in its name (i) the AFE Collection Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders and the Certificateholders and (ii) the Swap Substitute Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders and the Certificateholders. The AFE Collection Account and the Swap Substitute Account constitute the "Trust Accounts" hereunder. Each Trust Account shall meet
                        --------------
the requirements of an "Eligible Deposit Account."

                  (b) Funds on deposit in a Trust Account shall be invested and reinvested by the Indenture Trustee in investments of the type described in clause (b) of the definition of Permitted Investments selected by the Indenture Trustee if such investments are reasonably available and have maturities no later than the Business Day preceding the Regular Distribution Date or any Special Distribution Date, as the case may be, next following the date of such investment; provided, however, that upon the occurrence and during the
            --------  -------
continuation of an event of default under any Leased Aircraft Indenture, the Indenture Trustee shall invest and reinvest such amounts in accordance with the written instructions of the Majority in Interest of Noteholders. Unless otherwise expressly provided in this Agreement, any Investment Earnings shall be deposited in the AFE Collection Account when received by the Indenture Trustee and shall be applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses shall be charged against the principal amount invested, in each case net the Indenture Trustee's reasonable fees and expenses in making such investments. The Indenture Trustee shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Agreement other than by reason of its willful misconduct or gross negligence. Permitted Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever such sale is necessary to make a distribution required under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                  (c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon, except as otherwise expressly provided herein with respect to Investment Earnings). The Trust Account shall be held in trust by the Indenture Trustee under the sole dominion and control of the Indenture Trustee for the benefit of the Trustee, the Noteholders and the Certificateholders, as the case may be. The Indenture Trustee shall maintain "control" of the Trust Accounts within the meaning of
Section 8-106 of the U.C.C. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee shall within 10 Business Days establish a new AFE Collection Account or Swap Substitute Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new AFE Collection Account or Swap Substitute Account, as the case may be. So long as State Street Bank and Trust Company of Connecticut, National Association is an Eligible Institution, the Trust Accounts shall be maintained with it as Eligible Deposit Accounts.

                  Section 3.02  Basic Distributions. Except as otherwise
                                -------------------
provided in Section 3.05, each Periodic Swap Payment received by the Indenture Trustee under each Confirmation and/or any Qualified Substitute, each Payment deposited into the AFE Collection Account in accordance with Section 3.04 and each periodic payment of principal or interest on the Leased Equipment Notes received by the Indenture Trustee shall be promptly distributed in the following order of priority:

First,            (i) so much of such payment as shall be required to pay in
-----
                  full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest) then due under all Series A-1 AFE Trust Notes and all Series A-2 AFE Trust Notes shall be distributed to each Noteholder of Series A-1 AFE
                  Trust Notes and Series A-2 AFE Trust Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series
                  A-1 AFE Trust Notes and all Series A-2 AFE Trust Notes held by such Noteholder bears to the aggregate amount of the payments then due under all Series A-1 AFE Trust Notes and all Series
                  A-2 AFE Trust Notes;

                  (ii) after giving effect to paragraph (i) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest) then due under all Series B AFE Trust Notes shall be distributed to each Noteholder of Series B AFE Trust Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series B AFE Trust Notes held by such Noteholder bears to the aggregate amount of the payments then due under all Series B AFE Trust Notes;

                  (iii) after giving effect to paragraph (ii) above, if United shall have failed to make the payments set forth in Sections 5(i), 7 and 10 of the AFE Note Purchase Agreement, so much of such payments remaining as shall be required to pay the aggregate amounts owing pursuant to Section 3.06(a); and

                  (iv) after giving effect to paragraph (iii) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest) then due under all Series C-1 AFE Trust Notes shall be distributed to each Noteholder of Series C-1 AFE Trust Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series C-1 AFE Trust Notes held by such Noteholder bears to the aggregate amount of the payments then due under all Series C-1 AFE Trust Notes;

Second,           so much of such payment remaining (excluding the amount, if
------
                  any, deposited into the AFE Collection Account from the Swap
                  Substitute Account on such date of distribution) as shall be required to pay in full the aggregate amount of the AFE Swap
                  Payments, if any, shall be paid to the Swap Provider; and

Third,            so much of such payment remaining as shall be required to pay
-----
                  in full on each Regular Distribution Date, the aggregate amount of the payment or payments of Certificate Balance set forth opposite such Regular Distribution Date on Schedule III to the Trust Agreement and interest then due under all Certificates shall, in accordance with Section 5.3 of the Trust Agreement, be distributed to each holder of Certificates ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Certificates held by such holder bears to the aggregate amount of the payments then due under all Certificates.

                  Section 3.03  Mandatory Redemption Upon Event of Loss or
                                ------------------------------------------
Optional Termination of Lease. Except as otherwise provided in Section 3.05, any
-----------------------------
Prepayment Amount received by the Indenture Trustee in connection with an Event of Loss with respect to any Leased Aircraft or an optional or other termination of a lease (other than by reason of a default) relating to any Leased Aircraft, shall be applied to the mandatory redemption of the AFE Trust Notes and, to the extent permitted by Section 6.01, the Certificates to the extent and in the amounts specified in Schedule V attached hereto (and if the Redemption Date is not a "Payment Date" specified therein, the applicable Prepayment Amount shall be the amount specified for the Payment Date immediately preceding such Redemption Date). Such redemption amounts shall be distributed to each holder of an AFE Trust Note or, to the extent permitted by Section 6.01, a Certificate in an amount equal to the product of (i) the Prepayment Amount for the applicable Leased Aircraft in respect of the applicable Series of AFE Trust Notes or Certificate, as the case may be, as set forth in Schedule V attached hereto and
(ii) a fraction, the numerator of which is the then outstanding principal amount or Certificate Balance of the applicable Series of AFE Trust Notes or Certificates held by such holder and the denominator of which is the aggregate then outstanding principal amount of such Series of AFE Trust Notes or Certificate Balance of Certificates, as the case may be, in each case plus accrued but unpaid interest to the date of redemption and the applicable Make-Whole Amount or Break Amount, if any, specified in Section 6.01 hereof. Any such partial redemption of the AFE Trust Notes or Certificates shall be applied to the outstanding installment of such AFE Trust Notes or to the outstanding Certificate Balance, as the case may be, as specified in Schedule V attached hereto. The "Prepayment Amount" for any Leased Aircraft as of any Redemption Date that is a "Payment Date" specified in Schedule V attached hereto shall be the amount of the prepayment to be distributed on each Series of AFE Trust Notes and Certificates for such Aircraft as set forth in such Schedule V opposite such Payment Date (and if such Redemption Date is not a "Payment Date" specified therein, the applicable Prepayment Amount shall be the amount specified for the Payment Date immediately preceding such Redemption Date).

                  Except to the extent set forth in Section 6.01 hereof, no Make-Whole Amount or Break Amount shall be due and payable on the AFE Trust Notes or the Certificates as a consequence of a redemption under this Section 3.03.

         Any amount not paid to holders of Certificates under this Section 3.03 because of the restrictions contained in Section 6.01 shall be held in the Certificate Sub-Account of the AFE Collection Account until the earlier of (i) the satisfaction of such restrictions, in which case such amounts shall be distributed to the holders of the Certificates or (ii) such amounts are distributed pursuant to Section 3.05.

                  Section 3.04  Distributions from Swap Substitute Account. If
                                ------------------------------------------
the Transaction evidenced by any Confirmation is terminated and a Qualified Substitute is not obtained in respect of either or both, as the case may be, of the Senior Swap Termination Amount and the Junior Swap Termination Amount and as a consequence thereof a Swap Termination Amount is credited to the Swap Substitute Account as provided in Section 2.13, then on each date on which a Swap Payment Date would have otherwise occurred under such Confirmation but for such termination, the Indenture Trustee shall withdraw from the Swap Substitute Account an amount equal to the lesser of (i) the amount on deposit in the Swap Substitute Account and (ii) the Periodic Swap Payment, if any, that would otherwise have been due and payable by the Swap Provider to the Issuer on such date under such Confirmation had such Transaction not been terminated, and shall deposit such amount into the AFE Collection Account for distribution pursuant to
Section 3.02; provided, however, that from and after the date of the first
              --------  -------
distribution under Section 3.05, the Indenture Trustee may (and upon instructions of the Majority in Interest of Noteholders shall) withdraw from the Swap Substitute Account up to the entire credit balance on deposit in the Swap Substitute Account on deposit in the Swap Substitute Account and deposit such amount into the AFE Collection Account for distribution pursuant to Section 3.05.

                  Section 3.05  Payments After Indenture Event of Default.
                                -----------------------------------------
Except as otherwise provided in Section 3.06, all payments received and amounts held or realized by the Indenture Trustee (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Article 8 hereof and amounts distributed from the Swap Substitute Account) after an

Indenture Event of Default shall have occurred and be continuing and after the declaration or acceleration specified in Section 8.02, as well as all payments or amounts then held by the Indenture Trustee as part of the Indenture Estate, shall be promptly distributed by the Indenture Trustee in the following order of priority:

First,            so much of such payments or amounts as shall be required to
-----
                  reimburse the Indenture Trustee or State Street for any Tax
                  (except to the extent resulting from a failure of the Indenture Trustee to withhold taxes pursuant to Section 2.10), expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the proceeds of, the Indenture Estate pursuant to Section 8.03) incurred by the Indenture Trustee or State Street (to the extent not previously reimbursed), the expenses of any sale or other proceeding, reasonable attorneys' fees and expenses, court costs and any other expenditures incurred or expenditures or advances made by the Indenture Trustee, State
                  Street or the Noteholders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee, State Street or any Noteholder, liquidated or otherwise, upon such Event of Default, shall be applied by the Indenture Trustee as between itself, State Street or the Noteholders in reimbursement of such expenses and any other expenses for which the Indenture
                  Trustee, State Street or the Noteholders are entitled to reimbursement under any Indenture Document; and if the aggregate amount to be so distributed is insufficient to pay as aforesaid, then ratably, without priority of one over the other, in proportion to the amounts owed to each hereunder and under the other Indenture Documents;

Second,           so much of such payments or amounts remaining as shall be
------
                  required to reimburse the then existing or prior Noteholders for payments made pursuant to Section 9.06 (to the extent not previously reimbursed), shall be distributed to such then existing or prior Noteholders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior
                  Noteholder pursuant to Section 9.06;

Third,            (i) so much of such payments or amounts remaining as shall be
-----
                  required to pay in full the aggregate unpaid principal amount of all Series A-1 AFE Trust Notes and all Series A-2 AFE Trust
                  Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations owed in respect of the Series A-1 AFE Trust Notes and Series A-2 AFE Trust
                  Notes to the date of distribution, shall be distributed to the Noteholders of Series A-1 AFE Trust Notes and Series A-2 AFE
                  Trust Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series A-1 AFE Trust Notes and all Series A-2 AFE Trust Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series A-1 AFE Trust Notes and all Series A-2 AFE Trust
                  Notes held by all such Noteholders
                  plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

                  (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B AFE Trust Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B AFE Trust Notes to the date of distribution, shall be distributed to the Noteholders of Series B AFE Trust Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series B AFE Trust Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series B AFE Trust Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and

                  (iii) after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series C-1 AFE Trust Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C-1 AFE Trust Notes to the date of distribution, shall be distributed to the Noteholders of Series C-1 AFE Trust Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series C-1 AFE Trust Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series C-1 AFE Trust Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

Fourth,           on any Swap Payment Date, so much of such payments or amounts
------
                  remaining (excluding any amount deposited into the AFE
                  Collection Account from the Swap Substitute Account (the "SSA
                                                                            ---
                  Proceeds") for distribution under this Section 3.05) as shall
                  --------
                  be required to pay in full to the Swap Provider the aggregate amount of any AFE Swap Payment; and

Fifth,            so much of such payments or amounts remaining, constituting
-----
                  SSA Proceeds or otherwise, as shall be required to pay in full the aggregate unpaid Certificate Balance of all Certificates, and the accrued but unpaid interest and other amounts due thereon shall be distributed to the holders of Certificates, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Certificate Balance of all Certificates held by each Certificateholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Certificate Balance of all Certificates held by all such Certificateholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution.

                  Payments of principal amounts on each of the Series A-1, Series B, and Series C-1 Trust Notes above shall be payable to each installment thereof in inverse order of maturity. No Make-Whole Amount or Break Amount shall be payable by reason of the occurrence of an Indenture Event of Default.

                  Section 3.06  Indemnity Payments and Costs and Expenses.
                                -----------------------------------------
(a) The Indenture Trustee shall apply all payments received by it (i) pursuant to Section 7 of the AFE Note Purchase Agreement to reimburse the Indenture Trustee, the Noteholders and the Certificateholders for any reasonable costs or expenses incurred in connection with any redemption of the AFE Trust Notes and/or the Certificates for which they are entitled to reimbursement or indemnity by United under the AFE Note Purchase Agreement, and (ii) pursuant to
Section 7 of the AFE Note Purchase Agreement to pay any other amount then due (except as provided in Section 3.02 through Section 3.05) to the Indenture Trustee, the Noteholders, the Certificateholders and any Indenture Indemnitees under this Indenture, the AFE Trust Notes or any other Fundamental Document. In addition, the Indenture Trustee shall apply all payments received by it pursuant to Sections 5(i) and 10 of the AFE Note Purchase Agreement to make the payments required by Section 2.12.

                  (b) Notwithstanding anything to the contrary contained in this
Article 3, the Indenture Trustee shall distribute promptly upon receipt any indemnity payment received by it from the Issuer or United in respect of the Indenture Trustee in its individual capacity, any Noteholder or any other Indenture Indemnitee directly to the Person entitled thereto, except that any payment under Section 2.12 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

                  Section 3.07  Other Payments. Any payments received by the
                                --------------
Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Agreement shall be distributed by the Indenture Trustee to the extent received or realized at any time prior to payment of all Secured Obligations, in the order of priority specified in Section 3.02, and after payment in full of all amounts then due in accordance with Section 3.02 to the holder of the Certificates.

                                   ARTICLE 4

                              COVENANTS OF ISSUER

                  So long as any Secured Obligations shall remain outstanding, the Issuer covenants and agrees as follows:

          Section 4.01   Payment of Principal and Interest. The Issuer shall
                         ---------------------------------
duly and punctually pay the principal and interest, if any, on the AFE Trust Notes and the Certificates in accordance with the terms of the AFE Trust Notes and the Certificates and this Indenture, and shall duly perform in full when due all of its other Secured Obligations. Without limiting the foregoing, the Issuer shall distribute (or cause to be distributed) the amounts on deposit in the Trust Accounts on each Payment Date for the benefit of the AFE Trust Notes and the Certificates as and to the extent provided in Article 3. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          Section 4.02   Maintenance of Office or Agency. The Indenture Trustee
                         -------------------------------
shall maintain in the city of Hartford, Connecticut an office or agency where AFE Trust Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the AFE Trust Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Indenture Trustee shall give prompt written notice to the Issuer of the location, and of any change in the location, of any such office or agency. If at any time the Indenture Trustee shall fail to maintain any such office or agency or shall fail to furnish the Issuer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          Section 4.03   Money for Payments To Be Held in Trust. As provided in
                         --------------------------------------
Section 3.01(a), all payments of amounts due and payable with respect to any AFE Trust Notes or Certificates that are to be made from amounts withdrawn from the Trust Accounts pursuant to Article 3 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Trust Accounts for payments of AFE Trust Notes or Certificates shall be paid over to the Issuer.

     On or before each Regular Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Trust Accounts an aggregate sum sufficient to pay the amounts then becoming due to the Swap Provider or under the AFE Trust Notes or Certificates, such sum to be held in trust for the benefit of the Persons entitled thereto.

     The Issuer shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 4.03, that such Paying Agent shall:
     ------------

          (i) hold all sums held by it for the payment of amounts due with respect to the AFE Trust Notes and Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee written notice of any Indenture Default by the Issuer (or any other obligor upon the AFE Trust Notes or Certificates) of which it has actual knowledge in the making of any payment required to be made with respect to the AFE Trust Notes and Certificates;

          (iii) at any time during the continuance of any such Indenture Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of AFE Trust Notes and Certificates if at any time it ceases to meet the standards required to be met by a Paying Agent; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any AFE Trust Notes or Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note or Certificate and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon Issuer Request shall be deposited by the Indenture Trustee in the AFE Collection Account; and the Holder of such Note or Certificate shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture
                                        --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose AFE Trust Notes or Certificates have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

          Section 4.04   Existence. The Issuer shall keep in full effect its
                         ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the AFE Trust Notes, the Certificates, the Indenture Estate and each other instrument or agreement included in the Indenture Estate or to enforce its rights with respect to the Leased Equipment Notes and each Confirmation.

          Section 4.05   Protection of the Indenture Estate. The Issuer intends
                         ----------------------------------
the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee for the benefit of Noteholders to be prior to all other liens in respect of the Indenture Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Indenture Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

          (i)    Grant more effectively all or any portion of the Indenture
     Estate;

          (ii) maintain the Indenture Estate free and clear of all prior liens;

          (iii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

          (iv) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (v)    enforce any of the Indenture Estate;

          (vi) preserve and defend title to the Indenture Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Estate against the claims of all Persons; and

          (vii) pay all taxes or assessments levied or assessed upon the Indenture Estate when due.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement, instrument of further assurance or other instrument required to be executed to accomplish the foregoing; provided, however, that the Indenture Trustee shall not be obligated to execute such instruments except upon written instruction from the Issuer, except, that such instruction need not be in writing if delivered with respect to instruments to be executed by the Indenture Trustee on the Closing Date.

          Section 4.06   Negative Covenants. So long as any AFE Trust Notes are
                         ------------------
Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Estate;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the AFE Trust Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Estate;

          (iii)  (A)   permit the validity or effectiveness of this Indenture to
     be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the AFE Trust Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Estate or any part thereof or any interest therein or the proceeds thereof (other than any liens which are junior to or are otherwise subordinated to the lien in favor of the Indenture Trustee (and to which the Indenture Trustee has consented in writing) and tax liens and other liens that arise by operation of law) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax lien or other lien not considered a lien) security interest in the Indenture Estate;

          (iv) not contract for, create, incur or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for Permitted Liens; or

          (v)    consolidate or merge with or into any other Person.

          Section 4.07   Indenture Documents. The Issuer shall not terminate,
                         -------------------
amend or otherwise modify any Confirmation or any other Indenture Documents except as expressly permitted therein, and hereby agrees that, from and after the date of this Agreement, the rights and remedies of the Issuer under each Confirmation and each of the other Indenture Documents may be exercised by the Indenture Trustee acting in accordance with the terms of this Agreement, and the Issuer shall take no action in contravention thereof.

          Section 4.08   No Other Business or Additional Debt. The Issuer shall
                         ------------------------------------
not incur any additional indebtedness or engage in any business or activities other than the performance of its obligations under the Indenture Documents and as expressly permitted by Section 2.3 of the Trust Agreement.

          Section 4.09   Further Instruments and Acts. Upon request of the
                         ----------------------------
Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Section 4.10   Investment Company Act. The Issuer shall conduct its
                         ----------------------
operations in a manner that will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended.

          Section 4.11   Conduct of Business. The Issuer shall (a) conduct its
                         -------------------
business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the Issuer with which those others are concerned, and particularly shall use its best efforts to avoid the appearance of conducting business on behalf of United, any Certificateholder or any Affiliate thereof, or that the assets of the Issuer are available to pay the creditors of United, any Certificateholder or any Affiliate thereof, or any other entity; (b) maintain records and books of account separate from United, any Certificateholder or any Affiliate thereof, or any other entity; (c) use its best efforts to maintain an arm's-length relationship with United, any Certificateholder or any Affiliate thereof, and shall not hold itself out as being liable for the debts of United, any Certificateholder or any Affiliate thereof, or any other entity; (d) use its best efforts to keep its assets and its liabilities wholly separate from those of all other entities, including United, any Certificateholder or any Affiliate thereof, except as otherwise anticipated by the Fundamental Documents; (e) not maintain bank accounts or other depository accounts to which United, any Certificateholder or any Affiliate is an account party, into which United, any Certificateholder or any Affiliate thereof makes deposits or from which United, any Certificateholder or any Affiliate thereof has the power to make withdrawals and; (f) shall continuously maintain the resolutions, agreements and other instruments underlying the transactions described in the Indenture Documents as official records.

                                   ARTICLE 5

                                  [RESERVED]


                                   ARTICLE 6

                REDEMPTION OF AFE TRUST NOTES AND CERTIFICATES

          Section 6.01   Mandatory Redemption of AFE Trust Notes and
                         -------------------------------------------
Certificates upon Certain Events. Each of the Series A-1, Series A-2, Series B
--------------------------------
and Series C-1 AFE Trust Notes shall be redeemed by the Issuer on any date, upon notice as specified in Section 6.02, if United voluntarily elects to terminate the lease relating to any Leased Aircraft securing any outstanding Leased Equipment Notes, or such Leased Equipment Notes are otherwise prepaid in whole or in part following any other termination of the related lease (including by reason of any Event of Loss but other than by reason of a United default), and in such event, each outstanding AFE Trust Note of such Series shall be redeemed and distributions in respect of the Certificate Balance on each outstanding Certificate shall be made to the extent and in the manner set forth in Section 3.03 and Schedule V hereto, together with accrued and unpaid interest thereon to but excluding the applicable Redemption Date, plus (in the case of a voluntary termination of the lease of any Leased Aircraft) Make-Whole Amount or Break Amount, as applicable, payable with respect to such Series of AFE Trust Notes or Certificates as the case may be; provided,
                                                                      --------
however, that Certificate Balance in respect of the Certificates shall not be
-------
distributed unless and until the aggregate principal amount of each Series of AFE Trust Notes required to be redeemed pursuant to Section 3.03 and Schedule V on such Redemption Date shall have been, or shall simultaneously be, redeemed.

          Section 6.02   Notice of Redemption to Noteholders and
                         ---------------------------------------
Certificateholders. Irrevocable notice of redemption shall be given by first-
------------------
class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, each Noteholder of AFE Trust Notes or Certificateholder to be redeemed or purchased, at such Noteholder's or Certificateholder's address appearing in the Register.

          All notices of redemption shall state:

          (1)  the Redemption Date;

          (2) the applicable basis for determining the applicable Redemption Price;

          (3) that on the Redemption Date, the applicable Redemption Price will become due and payable upon each such AFE Trust Note or Certificate, and that interest on AFE Trust Notes or Certificates shall cease to accrue on and after such Redemption Date;

          (4) the place or places where such AFE Trust Notes or Certificates are to be surrendered for payment of the applicable Redemption Price; and

Notice of redemption of AFE Trust Notes to be redeemed shall be given by the Indenture Trustee.

          Section 6.03   Deposit of Redemption Price. On or before the
                         ---------------------------
Redemption Date, the Issuer shall to the extent an amount equal to the Redemption Price for the AFE Trust Notes or Certificates to be redeemed on the Redemption Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with the Indenture Trustee or the Paying Agent by 11:00 a.m., Chicago time, in immediately available funds the Redemption Price of the AFE Trust Notes and Certificates to be redeemed on the Redemption Date, together with accrued interest thereon and, in the case of a redemption pursuant to
Section 6.01, Make-Whole Amount or Break Amount, if any.

          Section 6.04   AFE Trust Notes and Certificates Payable on Redemption
                         ------------------------------------------------------
Date. Notice of redemption or purchase having been given as aforesaid, the AFE
----
Trust Notes and Certificates being redeemed shall, on the applicable Redemption Date, become due and payable (at the Corporate Trust Department of the Indenture Trustee or at any office or agency maintained for such purposes pursuant to
Section 2.03 if such Redemption is in whole), and from and after such Redemption Date (unless there shall be a default in the deposit of the applicable Redemption Price, accrued interest, Break Amount or Make-Whole Amount, if any, pursuant to Section 6.03), any AFE Trust Notes or Certificates then outstanding and being redeemed shall, to the extent such AFE Trust Note or Certificate shall have been redeemed, cease to bear interest or be deemed to be outstanding for any purpose. Upon surrender of any such AFE Trust Note or Certificate for any such redemption in whole in accordance with said notice such AFE Trust Note or Certificate shall be paid at the Redemption Price.

          If any AFE Trust Note or Certificate called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable Redemption Date at the interest rate applicable to such AFE Trust Note or Certificate.

                                   ARTICLE 7

                      MATTERS CONCERNING UNCLAIMED MONIES

          Section 7.01   Repayment of Monies for Payments Held by the Indenture
                         ------------------------------------------------------
Trustee. Any money held by the Indenture Trustee or any Paying Agent in trust
-------
for any payment in respect of any Secured Obligation, including without limitation any money deposited pursuant to Section 6.03 or Article 10 and remaining unclaimed for two years after the due date for such payment, shall, subject to applicable escheatment laws, be paid to the Issuer. The Noteholders of any outstanding AFE Trust Notes, the Certificateholders of any outstanding Certificates and/or the Swap Provider shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or any such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such
                       --------  -------
Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be mailed to each such Noteholder and the Swap Provider notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to the Issuer as provided herein.

                                   ARTICLE 8

                             DEFAULTS AND REMEDIES

          Section 8.01   Indenture Events of Default. The following events shall
                         ---------------------------
constitute "Indenture Events of Default" under this Agreement (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a)  any Indenture Event of Default under any Leased Aircraft
     Indenture;

          (b) Issuer shall fail to pay (i) any amount of interest on or principal of any AFE Trust Note when due and payable (whether upon redemption or purchase, final maturity, acceleration or otherwise) and such failure shall continue unremedied for 10 Business Days after such amount shall have become due and payable, (ii) any other amount payable by Issuer hereunder or under any other Indenture Document to which the Issuer is a party (other than the payment of any Make-Whole Amount or Break Amount or other amounts due and payable under Section 3.06(a) and any AFE Swap Payment when due and payable and such failure shall continue unremedied for more than 20 Business Days after receipt by Issuer of written notice from the Indenture Trustee; or

          (c) an Event of Default by United as Swap Provider occurs under and as defined in any Confirmation; or

          (d) Issuer shall have failed to perform or observe (or caused to be performed and observed) in any material respect any other covenant or agreement (other than the payment of any Make-Whole Amount or Break Amount or other amounts due and payable under Section 3.06(a) and other than any AFE Swap Payment to be performed or observed by it hereunder or any Indenture Document to which the Issuer is a party, and such failure shall continue unremedied for a period of 30 days after receipt by Issuer of written notice thereof from Indenture Trustee; or

          (e) any representation or warranty made by Issuer herein or in any Indenture Document to which the Issuer is a party shall prove to have been incorrect in any material respect at the time made and shall remain material at the time in question; provided, however, such incorrectness
                                       --------  -------
     shall constitute a default hereunder only if such incorrectness shall continue uncured for a period of 30 days after the receipt by Issuer of a written notice from (x) Indenture Trustee or, (y) subject to Section 2.6 of the Intercreditor Agreement, holders of 25% in outstanding principal amount of AFE Trust Notes advising Issuer of the existence of such incorrectness; or

          (f) the commencement of an involuntary case or other proceeding in respect of Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Issuer or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed or unstayed for a period of 90 consecutive days or an order for relief under Chapter 11 of the Bankruptcy Code with respect to Issuer as debtor or any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Issuer, a receiver, trustee or liquidator of Issuer, or for all or substantially all of its property, or sequestering of all or substantially all of the property of Issuer and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

          (g) the commencement by Issuer of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Issuer or for all or substantially all of its property, or the making by Issuer of any assignment for the benefit of creditors or Issuer shall take any corporate action to authorize any of the foregoing.

          Section 8.02   Acceleration; Rescission and Annulment. If an Indenture
                         --------------------------------------
Event of Default under Section 8.01(f) or 8.01(g) shall have occurred and is continuing, then the principal of the all AFE Trust Notes, together with accrued but unpaid interest thereon, and all other amounts due thereunder and hereunder shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived, and if any other Indenture Event of Default occurs and is continuing, the Indenture Trustee may (and shall, subject to Section 2.6 of the Intercreditor Agreement, upon receipt of a written demand therefor from the Majority in Interest of Noteholders), by notice to the Issuer declare the principal of all the AFE Trust Notes to be immediately due and payable. Upon such declaration in the case of the AFE Trust Notes, the principal of all AFE Trust Notes together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made or duly provided for, together with all other sums then payable hereunder but without Make-Whole Amount or Break Amount by reason of any such declaration. At any time after such declaration or acceleration and prior to the sale or disposition of the Indenture Estate, the Indenture Trustee may (and shall upon receipt of a written demand therefor from the Majority in Interest Noteholders) by notice to the Issuer, rescind either or both of such acceleration or declaration and thereby annul its consequences if: (i) an amount sufficient to pay all principal on any AFE Trust Notes which have become due otherwise than by such acceleration or declaration and any interest thereon and interest due or past due, if any, and all sums due and payable to the Indenture Trustee have been deposited with the Indenture Trustee; (ii) the rescission would not conflict with any judgment or decree; (iii) all existing Indenture Defaults and Indenture Events of Default under this Agreement have been cured or waived except nonpayment of principal of, or interest on, the AFE Trust Notes that has become due solely because of such acceleration; and (iv) any existing Indenture Event of Default under Section 8.01(c) has been cured or any such Confirmation giving rise to any such Indenture Event of Default has been replaced by a Qualified Substitute or a deposit has been made into the Swap Substitute Account in accordance with such Confirmation. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 8.03   Other Remedies Available to Indenture Trustee. (a)
                         ---------------------------------------------
After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, then and in every such case the Indenture Trustee, as holder of a security interest in the Leased Equipment Notes, each Confirmation and other property in the Indenture Estate may, and when required pursuant to the provisions of Article 9 shall, exercise, any or all of the rights and powers and pursue any and all of the remedies accorded to a secured party under applicable law, may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate and may exclude the Issuer and all Persons claiming under any of them wholly or partly therefrom.

          (b) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, the Indenture Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Issuer, at least 30 days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction or private sale, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Indenture Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however,
                                                              --------  -------
that, notwithstanding any provision herein to the contrary, the Indenture Trustee may not provide the notice provided for above of its intention to sell any of the Indenture Estate or exercise remedies against the Indenture Estate seeking to deprive the Issuer of its rights therein unless a declaration of acceleration has been made pursuant to Section 8.02 or the AFE Trust Notes have otherwise theretofore become due and payable through acceleration in accordance with the provisions of Section 8.01, redemption or otherwise. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Indenture Trustee and the Noteholder or Noteholders of any AFE Trust Notes, or any interest therein, may bid and become the purchaser at any such sale and each Noteholder shall be entitled at any sale to credit against any purchase price bid at such sale by such Noteholder all or any part of the unpaid Secured Obligations owing to such Noteholder secured by the Lien of this Agreement (only to the extent that such unpaid Secured Obligation would have been paid to such Noteholder pursuant to Article 3 if such purchase price were paid in cash and this sentence, other than this parenthetical, was not given effect). The Indenture Trustee may exercise such right without possession or production of the AFE Trust Notes or proof of ownership thereof, and as representative of the Noteholders may exercise such right without notice to the Noteholders or including the Noteholders and the Swap Provider as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate.

          (c) If an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall also be entitled to pursue all or any part of the Indenture Estate wherever it may be found and may enter any of the premises of the Issuer or any other Person wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.03(c). In each such case, the Indenture Trustee shall have the right to control or manage the Indenture Estate, and to carry on business and exercise all rights and powers of the Issuer relating to the Indenture Estate as the Indenture Trustee shall deem appropriate. The Indenture Trustee shall be entitled to collect and receive directly all rents, issues, profits, revenues or other income pursuant to this
Section 8.03(c). In accordance with the terms of this Section 8.03(c), such rents, issues, profits, revenues and other income shall be applied to pay the expenses of controlling or managing the Indenture Estate, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments or other proper charges upon the Indenture Estate or any part thereof (including the employment of accountants to examine, inspect and make reports upon the properties and books and records of the Issuer), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Agreement, including this Section 8.03(c), as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee.

          (d) Subject to Section 8.03(b), the Indenture Trustee may proceed to protect and enforce this Agreement, the AFE Trust Notes and, to the extent of any termination right or default existing thereunder, terminate or otherwise enforce each Confirmation, in each case by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

          (e) Each and every right, power and remedy herein given to the Indenture Trustee specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Issuer or to be an acquiescence therein.

          (f) Notwithstanding anything contained herein to the contrary, so long as the Subordination Agent (acting on behalf of the Pass Through Trustees) or any Pass Through Trustee is a Noteholder, the Indenture Trustee is not authorized or empowered to acquire title to the Indenture Estate, or to take any action with respect to any of the Indenture Estate so acquired by it, if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          Section  8.04  Waiver of Existing Defaults. The Majority in Interest
                         ---------------------------
of Noteholders by notice to the Indenture Trustee may waive on behalf of the Noteholders an existing Indenture Default or Indenture Event of Default and its consequences except: (i) an Indenture Default or Indenture Event of Default in the payment of the principal of or interest on any AFE Trust Note; (ii) a payment default by the Swap Provider constituting an Event of Default under and as defined in any Confirmation evidencing a Transaction; or (iii) in respect of a covenant or provision hereof which pursuant to Section 11.02 cannot be amended or modified without the consent of each Noteholder affected thereby.

          Section 8.05   Control by Majority in Interest of Noteholders. Except
                         ----------------------------------------------
as otherwise expressly provided herein (but subject always to the provisions of the Intercreditor Agreement), the Majority in Interest of Noteholders may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on it by this Agreement. However, the Indenture Trustee may refuse to follow any direction that conflicts with law or this Agreement that would subject the Indenture Trustee to personal liability.

          Section 8.06   Indenture Trustee May File Proofs of Claim. The
                         ------------------------------------------
Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Noteholders and the Issuer allowed in any judicial proceedings relating to the Issuer, its creditors or its property.

                                   ARTICLE 9

                               INDENTURE TRUSTEE

          Section 9.01   Duties of Indenture Trustee. (a) The Indenture Trustee
                         ---------------------------
may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (b) Subject to the provisions of Sections 2.08 and 9.04, the Indenture Trustee shall not be liable for interest on any money received except as otherwise provided in any other Indenture Document. Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law.

          Section 9.02   Rights of Indenture Trustee. (a) The Indenture Trustee
                         ---------------------------
may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may consult with counsel or require an officer's certificate or an opinion of counsel from the Issuer after which it will take such action or refrain from acting as it deems appropriate. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith and in accordance herewith in reliance on a resolution of the Board of Directors of the Issuer, the written advice of counsel acceptable to the Issuer skilled in the area for which such advice is sought and the Indenture Trustee, officer's certificate or opinions of counsel provided by the Issuer.

          (c) The Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent appointed with due care; provided that, no such agents shall be appointed by the Indenture
          --------
Trustee without the consent of the Issuer, such consent not to be unreasonably withheld.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e) If an Indenture Event of Default under this Agreement has occurred and is continuing, the Indenture Trustee shall exercise its rights and powers under this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (f) The Indenture Trustee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence).

          (g) Except in accordance with written instructions furnished in accordance with the terms of this Indenture, the Indenture Trustee shall have no duty to (i) see to any recording or filing of this Trust Indenture or any other document, or to see to the maintenance of any such registration, record or filing, (ii) see to the payment or discharge of any lien or encumbrance of any kind against any part of the Indenture Estate, or (iii) ascertain or inquire as to the performance or observance of any of the Issuer's covenants in this Indenture.

          (h) The Indenture Trustee, in its individual or trust capacities, does not make, nor shall it be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Indenture or any other Indenture Documents or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Indenture Trustee, in each case expressly made in this Indenture or in the other Indenture Documents.

          Section 9.03   Individual Rights of Indenture Trustee. The Indenture
                         --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of AFE Trust Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer or a subsidiary of the Issuer with the same rights it would have if it were not the Indenture Trustee. Any Agent may do the same with like rights.

          Section 9.04   Funds May Be Held by Indenture Trustee or Paying Agent;
                         -------------------------------------------------------
Investments. Any monies (including without limitation for purpose of this
-----------
Section 9.04 Permitted Investments constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by the Indenture Trustee or the Paying Agent hereunder as part of the Indenture Estate, until paid out by the Indenture Trustee or the Paying Agent as herein provided, (i) subject to clause (ii) below, may be carried by the Indenture Trustee or the Paying Agent on deposit with itself or on deposit to its account with any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $75,000,000, and neither the Indenture Trustee nor the Paying Agent shall have any liability for interest upon any such monies except as otherwise agreed in writing or (ii) at any time and from time to time, at the request of the Issuer, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Indenture Trustee in trust as part of the Indenture Estate until so sold; provided that the Issuer shall upon demand pay to the Indenture
               --------
Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment and be entitled to receive from the Indenture Trustee, and the Indenture Trustee shall promptly pay to the Issuer, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment. The Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section 9.04 other than by reason of its willful misconduct or gross negligence. All Permitted Investments held by the Indenture Trustee or the Paying Agent pursuant to this Section 9.04 shall either be (a) registered in the name of, payable to the order of, or specially indorsed to, the Indenture Trustee or the Paying Agent, as the case may be, or (b) held in an Eligible Account. For purposes of this Section 9.04, "Eligible Account" means an account established by and with an Eligible Institution at the request of the Indenture Trustee or the Paying Agent, as the case may be, which institution agrees, for all purposes of the applicable Uniform Commercial Code ("UCC") including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the UCC), (c) the Indenture Trustee or the Paying Agent, as the case may be, shall be the "entitlement holder" (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) the Eligible Institution will comply with all entitlement orders issued by the Indenture Trustee or the Paying Agent, as the case may be, to the exclusion of the Issuer, and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of Illinois. For purposes of this Section 9.04, "Eligible Institution" means the corporate trust department of (a) State Street, acting solely in its capacity as a "securities intermediary" (as defined in Section 8-102(14) of the UCC), or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

          Section 9.05   Notice of Defaults. If an Indenture Default or
                         ------------------
Indenture Event of Default under this Agreement occurs and is continuing and the Indenture Trustee has actual knowledge of same, the Indenture Trustee shall (i) promptly send written notice thereof to the Issuer and (ii) within 90 days after the occurrence of an Indenture Event of Default, mail to each Noteholder and the Swap Provider notice of all uncured Indenture Events of Default under this Agreement. Except in the case of a default in the payment of the principal of, Make-Whole Amount or Break Amount, if any, or interest on any AFE Trust Note, the Indenture Trustee shall be protected in withholding the notice required under clause (ii) above if and so long as the executive committee or trust committee of directors of the Indenture Trustee and/or other responsible officers thereof in good faith determines that withholding such notice is in the best interests of the Noteholders.

          Section 9.06   Compensation and Indemnity. The Indenture Trustee shall
                         --------------------------
not be required to take any action or refrain from taking any action under
Section 9.05 (other than the first
sentence thereof) or Article 8 unless the Indenture Trustee shall have been indemnified to its reasonable satisfaction against any liability, cost or expense (including counsel fees) that may be incurred in connection therewith pursuant to a written agreement with one or more Noteholders. The Indenture Trustee agrees that it shall look solely to the Noteholders for the satisfaction of any indemnity (except expenses, costs or other amounts reimbursable under clause "First" of Section 3.05) owed to it pursuant to this Section 9.06. The Indenture Trustee shall not be under any obligation to take any action under this Agreement or any other Indenture Document and nothing herein or therein shall require the Indenture Trustee to expend or risk its own funds or otherwise incur the risk of any financial ability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 9.05 (other than the first sentence thereof) or Article 8, nor shall any other provision of this Agreement or any other Indenture Document be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

          Section 9.07   Replacement of Indenture Trustee. (a) The resignation
                         --------------------------------
or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this Section.

          (b) The Indenture Trustee may resign by giving at least 30 days' prior written notice to the Issuer. A Majority in Interest of Noteholders may remove the Indenture Trustee by giving at least 30 days' prior written notice to the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee for such AFE Trust Notes with the Issuer's consent. The Issuer may remove the Indenture Trustee at any time no Indenture Default under Section 8.01(b), (f) or (g) or any Indenture Event of Default shall have occurred and be continuing, if the Issuer determines in its reasonable business judgment that such removal would be appropriate or if:

          (1)  the Indenture Trustee fails to comply with Section 9.09;

          (2)  the Indenture Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or public officer takes charge of the Indenture Trustee or its property; or

          (4)  the Indenture Trustee becomes incapable of acting.

          (c) If a vacancy exists in the office of Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee.

          (d) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or a Majority in Interest of Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (e) If the Indenture Trustee fails to comply with Section 9.09, any Noteholder may petition any court of competent jurisdiction for the removal of such Indenture Trustee and the appointment of a successor Indenture Trustee.

          (f) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee for which the successor Indenture Trustee is to be acting as Indenture Trustee under this Agreement. The retiring Indenture Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Indenture Trustee to the successor Indenture Trustee. The Indenture Trustee shall give notice of each appointment of a successor Indenture Trustee to the Noteholders, by mailing written notice of such event by first-class mail to the Noteholders.

          Section 9.08   Successor Indenture Trustee, Agents by Merger, etc. If
                         ---------------------------------------------------
the Indenture Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Indenture Trustee or Agent, as the case may be.

          Section 9.09   Eligibility; Disqualification. This Agreement shall at
                         -----------------------------
all times have an Indenture Trustee which (i) shall have a combined capital and surplus of at least $75,000,000 or (ii) shall have a combined capital and surplus in excess of $7,500,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000, and which, in any case, shall be a Citizen of the United States. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial, or District of Columbia supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

          In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

          Section 9.10   Trustee's Liens. The Indenture Trustee in its
                         ---------------
individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to duly discharge and satisfy in full all Liens ("Trustee's Liens") on the Indenture Estate which are either (i) attributable to the Indenture Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Indenture Documents, or (ii) which are attributable to the Indenture Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions which are not expressly contemplated by this Agreement.

                                  ARTICLE 10

                        TERMINATION OF TRUST INDENTURE

                  Section 10.01  Termination of Trust Indenture. Upon (or at any
                                 ------------------------------
time after) payment in full of the outstanding principal amount of, Make-Whole Amount or Break Amount, if any, and interest on and all other amounts due under all AFE Trust Notes and Certificates and provided that all other Secured Obligations due to the Noteholders, Certificateholders and the Indenture Indemnitees shall have been satisfied or paid in full, the Issuer shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Issuer an appropriate instrument releasing the Leased Equipment Notes and all other property included in the Indenture Estate from the Lien of this Agreement and the Indenture Trustee shall execute and deliver such instrument as aforesaid; provided, however, that this Agreement and the trusts created hereby
           --------  -------
shall earlier terminate and this Agreement shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Indenture Estate and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  Section 10.02 Survival of Certain Obligations. Notwithstanding
                                -------------------------------
the provisions of Section 10.01, the obligations of the Indenture Trustee contained in Sections 2.01 through 2.12, Section 7.01, Section 9.10 and the other rights, duties, immunities and privileges hereunder of the Indenture Trustee shall survive.


                                  ARTICLE 11

                            AMENDMENTS AND WAIVERS

                  Section 11.01  Amendments to this Agreement Without Consent of
                                 -----------------------------------------------
the Noteholders or Certificateholders. The Issuer and the Indenture Trustee may
-------------------------------------
enter into one or more agreements supplemental hereto without the consent of any Noteholder, Certificateholder or any other Person for any of the following purposes:

                  (1) to correct any mistake or cure any ambiguity, defect or inconsistency herein or in the AFE Trust Notes or to make any change not inconsistent with the provisions hereof; provided that such change
                                                      --------
         does not adversely affect the interests of the Swap Provider or any Noteholder or Certificateholder;

                  (2) to evidence the succession of a new trustee hereunder, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees;

                  (3) to correct or amplify the description of any property at any time subject to the Lien of this Agreement or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Agreement;

                  (4) to add to the covenants of the Issuer, for the benefit of the Noteholders or to surrender any rights or power herein conferred upon the Issuer;

                  (5) to add to the rights of the Noteholders; and

                  (6) to include on the AFE Trust Notes any legend as may be required by applicable law.

                  Section 11.02  Amendments to this Agreement with Consent of
                                 --------------------------------------------
Noteholders. (a) With the written consent of the AFE Indenture Trustee on behalf
-----------
of the Issuer and a Majority in Interest of Noteholders and a Majority in Interest of Certificateholders, the Issuer and the Indenture Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Agreement or of any such supplemental agreements or to modify the rights of the Noteholders or the Certificateholders; provided, however, that, an amendment under this Section 11.02 may not without
--------  -------
the consent of each of the Noteholders of the applicable Series of AFE Trust Notes, each of the Certificateholders and, in the case of the Series A-1, Series A-2 or Series B AFE Trust Notes, the applicable Liquidity Provider:

                  (1) with respect to the AFE Trust Notes, reduce the principal amount of, Make- Whole Amount or Break Amount, if any, or any installment of interest on, such Series of AFE Trust Notes and, with respect to the Certificates, reduce the Certificate Balance of, Make-Whole Amount, if any, or any installment of interest on, such Certificates; or

                  (2) change the date on which any principal amount of, any Amortization Amount payable with respect to, Make-Whole Amount or Break Amount, if any, or interest on such Series of AFE Trust Notes or Certificates, is due or payable; or

                  (3) with respect to each Series of AFE Trust Notes, create any Lien on the Indenture Estate prior to or pari passu with the Lien
                                                  ---- -----
         thereon under this Agreement except such as are permitted by this Agreement, or deprive any Noteholder of the benefit of the Lien on the Indenture Estate created by this Agreement; or

                  (4) with respect to such Series of AFE Trust Notes or Certificates, reduce the percentage in principal amount of the outstanding AFE Trust Notes or Certificate Balance of the outstanding Certificates, the consent of whose Noteholders or Certificateholders is required for any such supplemental agreement, or the consent of whose Noteholders or Certificateholders is required for any waiver (of compliance with certain provisions of this Agreement or of certain defaults hereunder or their consequences) provided for in this Agreement;

                  (5) make any change in Article 3, Article 6, Section 8.01 (except to add Indenture Events of Default) or this Section 11.02(a); or

                  (b) It is not necessary under this Section 11.02 for the Noteholders, or the Certificateholders to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                  (c) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental agreement pursuant to the provisions of this Section 11.02, the Indenture Trustee shall transmit by first-class mail a notice, setting forth in general terms the substance of such supplemental agreement, to all Noteholders and Certificateholders, as the names and addresses of such Noteholders and Certificateholders appear on the applicable Register and the Swap Provider. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

                  Section 11.03  Revocation and Effect of Consents. Until an
                                 ---------------------------------
amendment or waiver becomes effective, a consent to it by a Noteholder or Certificateholder is a continuing consent by the Noteholder or Certificateholder and every subsequent Noteholder or Certificateholder, even if notation of the consent is not made on any AFE Trust Note or Certificate. However, any such Noteholder or Certificateholder or subsequent Noteholder or Certificateholder may revoke the consent as to his AFE Trust Note or Certificate if the Indenture Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Noteholder or Certificateholder affected by such amendment or waiver.

                  Section 11.04  Notation on or Exchange of AFE Trust Notes or
                                 ---------------------------------------------
Certificates. The Indenture Trustee may place an appropriate notation about an
------------
amendment or waiver on any AFE Trust Note or Certificate thereafter executed. The Indenture Trustee in exchange for such AFE Trust Notes or Certificates may execute new AFE Trust Notes or Certificates that reflect the amendment or waiver.

                  Section 11.05  Indenture Trustee Protected. The Indenture
                                 ---------------------------
Trustee need not sign any supplemental agreement that adversely affects its rights.

                  Section 11.06  Corrective Amendments to Confirmations. Subject
                                 --------------------------------------
to the provisions of Sections 4.07, 11.01 and 11.02, without the consent of any Noteholder or any Certificateholder, (a) the Issuer may modify, amend or supplement any Confirmation in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Agreement, or to make any other provision with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions of this Indenture, and (b) the Issuer may enter into any Qualified Substitute or modify, amend or supplement this Indenture in order to give effect to any Qualified Substitute, provided in each case that the taking of any such action shall not adversely affect the interests of the Noteholders or the Certificateholders, and a Ratings Confirmation is obtained with respect thereto.

                  Section 11.07  Notices to Liquidity Providers. Any request
                                 ------------------------------
made to any Noteholder for consent to any amendment or supplement pursuant to this Article 11 shall be promptly furnished by the Indenture Trustee to each Liquidity Provider at its address set forth in the Intercreditor Agreement.

                                  ARTICLE 12

                                 MISCELLANEOUS

                  Section 12.01  Notices.  (a)  Unless otherwise specifically
                                 -------
provided for herein, all notices required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice may be given by hand-delivery, overnight courier service, mail, or telecopier (to be confirmed by hand delivery, overnight courier service or mail) addressed as indicated below and any such notice shall be effective, in the case of hand-delivery, when delivered, in the case of overnight courier service, one Business Day after delivery with charges paid to a courier service with instructions for overnight delivery, in the case of mail, three Business Days after delivery to the postal service with certified or registered mail charges paid, and, in the case of telecopier, upon confirmed transmittal:

                  if to the Issuer, to:

                           United Air Lines, Inc.
                           P.O. Box 66100
                           Chicago, Illinois 60666
                           Attention:   Assistant Treasurer
                           Telecopier:  (847) 700-7117

                  or if by overnight courier, to:

                           1200 East Algonquin Road
                           Elk Grove Township, Illinois 60007
                           Attention:   Assistant Treasurer
                           Telecopier:  (847) 700-7117

                  if to the Indenture Trustee, to:

                           State Street Bank and Trust Company
                           of Connecticut, National Association
                           225 Asylum Street
                           Goodwin Square
                           Hartford, Connecticut 06103
                           Attention:  Corporate Trust Division
                           Telephone:  (860) 244-1844
                           Telecopier: (860) 244-1881

                  with a copy to:

                           State Street Bank and Trust Company
                           2 Avenue de Lafayette, 6/th/ Floor
                           Boston, Massachusetts 02111
                           Attention:  Corporate Trust Department
                           Telephone:  (617) 662-1682
                           Telecopier: (617) 662-1465

                  (b) The Issuer or the Indenture Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (c) Any notice or communication to the Noteholders shall be mailed by first-class mail to the respective addresses for the Noteholders shown on the Register kept by the Registrar and to addresses filed with the Indenture Trustee for other Noteholders. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Noteholders of such AFE Trust Notes of that or any other Series entitled to receive notice.

                  (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                  (e) If the Issuer mails a notice or communication to the Noteholders, it shall mail a copy to the Indenture Trustee and to the Paying Agent at the same time.

                  Section 12.02  Limitation of Liability. It is expressly
                                 -----------------------
understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other related agreements.

                  Section 12.03  GOVERNING LAW. THIS AGREEMENT AND THE AFE TRUST
                                 -------------
NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04  Execution in Counterparts. This Agreement may
                                 -------------------------
be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one instrument.

                                *      *      *

                  IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and United have caused this Trust Indenture and Mortgage to be duly executed by their respective officers thereunto duly authorized.

                                          AFE TRUST

                                          By:  WILMINGTON TRUST COMPANY,
                                               not in its individually capacity
                                               but solely as Trustee



                                          By: _________________________________
                                              Name:
                                              Title:


                                          STATE STREET BANK AND TRUST COMPANY
                                          OF CONNECTICUT, NATIONAL ASSOCIATION,
                                          as Indenture Trustee

                                          By: _________________________________
                                              Name:
                                              Title:


                                          UNITED AIR LINES, INC.,
                                          as Swap Provider (solely for purposes
                                          of  Section 2.14)

                                          By: _________________________________
                                              Name:
                                              Title:

                                  SCHEDULE I

                         LIST OF ASSIGNMENT AGREEMENTS


1. Assignment Agreement (1992 757 V), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

2. Assignment Agreement (1992 757 W), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

3. Assignment Agreement (1992 757 X), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

4. Assignment Agreement (1992 757 Y), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

5. Assignment Agreement (1992 757 A), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

6. Assignment Agreement (1992 757 AA), dated as of July 9, 2000, between the Sellers listed on Schedule 1 thereto and Four Star Leasing, Inc.

                                  SCHEDULE II

            LIST OF LEASED AIRCRAFT AND LEASED AIRCRAFT INDENTURES


1.    N171UA -   First Amended and Restated Trust Indenture and Security
      ------
                 Agreement (1989 I) dated as of July 31, 2000 between State
                 Street bank and Trust Company, as Owner Trustee and State
                 Street Bank and Trust Company of Connecticut, National
                 Association, as Indenture Trustee.

2.    N567UA -   Trust Indenture and Mortgage (1992 757 V) dated as of December
      ------
                 1, 1992 between The Connecticut National Bank, as Owner Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

3.    N568UA -   Trust Indenture and Mortgage (1992 757 W) dated as of December
      ------
                 1, 1992 between The Connecticut National Bank, as Owner Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

4.    N569UA -   Trust Indenture and Mortgage (1992 757 X) dated as of December
      ------
                 1, 1992 between The Connecticut National Bank, as Owner Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

5.    N570UA -   Trust Indenture and Mortgage (1992 757 Y) dated as of December
      ------
                 1, 1992 between The Connecticut National Bank, as Owner Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

6.    N571UA -   Trust Indenture and Mortgage (1997 757 Z) dated as of December
      ------
                 15, 1997 between The Connecticut National Bank, as Owner
                 Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

7.    N572UA -   Trust Indenture and Mortgage (1997 757 AA) dated as of December
      ------     15, 1997 between The Connecticut National Bank, as Owner
                 Trustee and State Street Bank and Trust Company of Connecticut,
                 National Association, as Mortgagee.

                                 SCHEDULE III

             LIST OF OWNED AIRCRAFT AND OWNED AIRCRAFT INDENTURES


8.    N454UA -   Trust Indenture and Mortgage (2000 A320-1) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

9.    N455UA -   Trust Indenture and Mortgage (2000 A320-2) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

10.   N456UA -   Trust Indenture and Mortgage (2000 A320-3) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

11.   N457UA -   Trust Indenture and Mortgage (2000 A320-4) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

12.   N458UA -   Trust Indenture and Mortgage (2000 A320-5) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

13.   N459UA -   Trust Indenture and Mortgage (2000 A320-6) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

14.   N596UA -   Trust Indenture and Mortgage (2000 757-1) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

15.   N673UA -   Trust Indenture and Mortgage (2000 767-1) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

16.   N674UA -   Trust Indenture and Mortgage (2000 767-2) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

17.   N207UA -   Trust Indenture and Mortgage (2000 777-1) dated as of July 31,
      ------
                 2000 between Untied Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

18.   N208UA -   Trust Indenture and Mortgage (2000 777-2) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

19.   N209UA -   Trust Indenture and Mortgage (2000 777-3) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

20.   N210UA -   Trust Indenture and Mortgage (2000 777-4) dated as of July 31,
      ------
                 2000 between United Air Lines, Inc. as Owner and State Street
                 Bank and Trust Company of Connecticut, National Association, as
                 Indenture Trustee.

                                  SCHEDULE IV

                            [INTENTIONALLY OMITTED]

                                  SCHEDULE V

                     LIST OF SCHEDULED PREPAYMENT AMOUNTS

                                                                     EXHIBIT A-1
                                                                to AFE Indenture

                      FORM OF SERIES  A-1 AFE TRUST NOTES
                      -----------------------------------

                                   AFE TRUST

                      SERIES A-1 AFE TRUST NOTE DUE 2011


No. 1                                                      Date:  July 31, 2000



Original Principal Amount                              Maturity Date:
-------------------------                              -------------

$102,551,777.64                                        July 1, 2011


Debt Rate:  7.783%


                  AFE TRUST, a Delaware business trust ("Issuer" or "AFE Trust") for value received, hereby promises to pay to State Street Bank and Trust of Connecticut, National Association, not in its individual capacity but solely as the Subordination Agent and Pass Through Trustee, or registered assigns, the principal sum of ONE HUNDRED TWO MILLION FIVE HUNDRED FIFTY-ONE THOUSAND SEVEN HUNDRED SEVENTY-SEVEN DOLLARS AND SIXTY-FOUR CENTS ($102,551,777.64) in installments, one such installment to be due and payable on each Payment Date, each such installment to be in an amount equal to the amount set forth in
Schedule I hereto, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue at the Debt Rate (calculated on the basis of a year of 360 days and twelve 30-day months) and shall be payable in arrears on each Interest Payment Date and on the date this AFE Trust Note is paid in full. Notwithstanding the foregoing, the final payment made on this AFE Trust Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this AFE Trust Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this AFE Trust Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day no additional interest shall accrue on the amount of such payment during such extension.

                  For purposes hereof, the term "Indenture" means the AFE Trust Indenture, dated as of July 31, 2000, between the Issuer and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this AFE Trust Note and not defined herein shall have the respective meanings assigned in the Indenture.


                  This AFE Trust Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days and twelve 30-day months) on any overdue principal amount, Make-Whole Amount or Break Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

                  This AFE Trust Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this AFE Trust Note has been executed on behalf of the Issuer by the manual or facsimile signature of an authorized officer of the Issuer, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

                  This AFE Trust Note is one of the AFE Trust Notes referred to in the Indenture which have been or are to be issued by the Issuer pursuant to the terms of the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its Corporate Trust Department) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Issuer, the Indenture Trustee and the Noteholders of the AFE Trust Notes, and the terms upon which the AFE Trust Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Noteholder hereof agrees by its acceptance of this AFE Trust Note.

                  This AFE Trust Note is subject to redemption, refinancing, purchase or prepayment as provided in Article 6 of the Indenture but not otherwise.

                  If an Indenture Event of Default shall occur and be continuing, the principal amount remaining unpaid of the AFE Trust Notes may be declared due and payable together with accrued interest thereon in the manner and with the effect provided in the Indenture.

                  As provided in the Indenture, in certain circumstances this AFE Trust Note is transferable to U.S. Persons only, and upon surrender of this AFE Trust Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder or his attorney duly authorized in writing, one or more new AFE Trust Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The AFE Trust Notes are issuable only as registered AFE Trust Notes. As provided in the Indenture and subject to certain limitations therein set forth, AFE Trust Notes are exchangeable for a like aggregate principal amount of AFE Trust Notes of the same series, maturity and type and of authorized denominations, as requested by the Noteholder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

                  No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment for registration of transfer or exchange of this AFE Trust Note, the Issuer, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name this AFE Trust Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this AFE Trust Note and for all other purposes whatsoever whether or not this AFE Trust Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

                  The Noteholder of this AFE Trust Note, by accepting the same,
(a) agrees to and shall be bound by such provisions and each other provision applicable to it in the Indenture, the AFE Note Purchase Agreement and each other Fundamental Document, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

                  AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS AFE TRUST NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                *      *      *

                  IN WITNESS WHEREOF, the Issuer has caused this AFE Trust Note to be duly executed.

                                            AFE TRUST

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                                but solely as Trustee


                                            By: _______________________________
                                                Name:
                                                Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the AFE Trust Notes referred to in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST COMPANY
                                           OF CONNECTICUT, NATIONAL ASSOCIATION,
                                           as Indenture Trustee

                                           By: _________________________________
                                               Authorized officer and signatory

                                  SCHEDULE I

                             AMORTIZATION SCHEDULE



                                      Principal Amount (Expressed as a
             Payment Date          Percentage of Original Principal Amount
             ------------          ---------------------------------------

                    [SEE EXHIBIT D-1 TO AFE TRUST INDENTURE
                       WHICH IS INSERTED UPON ISSUANCE]

                                                                     EXHIBIT A-2
                                                          to AFE Trust Indenture

                      FORM OF SERIES A-2 AFE TRUST NOTES
                      ----------------------------------

                                   AFE TRUST

                      SERIES A-2 AFE TRUST NOTE DUE 2010


No. 1                                             Date: July 31, 2000


Original Principal Amount                         Maturity Date:
-------------------------                         -------------

$58,200.00                                        July 1, 2010

Debt Rate: 7.730%
---------


          AFE TRUST, a Delaware business trust ("Issuer" or "AFE Trust") for value received, hereby promises to pay to State Street Bank and Trust of Connecticut, National Association, not in its individual capacity but solely as the Subordination Agent and Pass Through Trustee, or registered assigns, the principal sum of FIFTY-EIGHT THOUSAND TWO HUNDRED DOLLARS ($58,200.00) in one installment on July 1, 2010, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue at the Debt Rate (calculated on the basis of a year of 360 days and twelve 30-day months) payable in arrears on each Interest Payment Date and on the date this AFE Trust
Note is paid in full. Notwithstanding the foregoing, the final payment made on this AFE Trust Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this AFE Trust Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this AFE Trust Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day no additional interest shall accrue on the amount of such payment during such extension.

          For purposes hereof, the term "Indenture" means the AFE Trust Indenture, dated as of July 31, 2000, between the Issuer and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this AFE Trust Note and not defined herein shall have the respective meanings assigned in the Indenture.

          This AFE Trust Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days and twelve 30-day months) on any overdue principal amount, Make-Whole Amount or Break Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

          This AFE Trust Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this AFE Trust Note has been executed on behalf of the Issuer by the manual or facsimile signature of an authorized officer of the Issuer, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

          This AFE Trust Note is one of the AFE Trust Notes referred to in the Indenture which have been or are to be issued by the Issuer pursuant to the terms of the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its Corporate Trust Department) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Issuer, the Indenture Trustee and the Noteholders of the AFE Trust Notes, and the terms upon which the AFE Trust Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Noteholder hereof agrees by its acceptance of this AFE Trust Note.

          This AFE Trust Note is subject to redemption, refinancing, purchase or prepayment as provided in Article 6 of the Indenture but not otherwise.

          If an Indenture Event of Default shall occur and be continuing, the principal amount remaining unpaid of the AFE Trust Notes may be declared due and payable together with accrued interest thereon in the manner and with the effect provided in the Indenture.

          As provided in the Indenture, in certain circumstances this AFE Trust
Note is transferable, and upon surrender of this AFE Trust Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder or his attorney duly authorized in writing, one or more new AFE Trust Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The AFE Trust Notes are issuable only as registered AFE Trust Notes. As provided in the Indenture and subject to certain limitations therein set forth, AFE Trust Notes are exchangeable for a like aggregate principal amount of AFE Trust Notes of the same series, maturity and type and of authorized denominations, as requested by the Noteholder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

          No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment for registration of transfer or exchange of this AFE Trust Note, the Issuer, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name this AFE Trust Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this AFE Trust Note and for all other purposes whatsoever whether or not this AFE Trust Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

          The Noteholder of this AFE Trust Note, by accepting the same, (a) agrees to and shall be bound by such provisions and each other provision applicable to it in the Indenture, the AFE Note Purchase Agreement and each other Fundamental Document, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

          AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS AFE TRUST NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    *  *  *

          IN WITNESS WHEREOF, the Issuer has caused this AFE Trust Note to be duly executed.

                                      AFE TRUST

                                      By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Trustee


                                      By: ________________________________
                                          Name:
                                          Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the AFE Trust Notes referred to in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST COMPANY
                                           OF CONNECTICUT, NATIONAL ASSOCIATION,
                                           as Indenture Trustee

                                           By: _________________________________
                                               Authorized officer and signatory

                                  SCHEDULE I

                             AMORTIZATION SCHEDULE

                                       Principal Amount (Expressed as a
             Payment Date          Percentage of Original Principal Amount
             ------------          ---------------------------------------

                    [SEE EXHIBIT D-2 TO AFE TRUST INDENTURE
                       WHICH IS INSERTED UPON ISSUANCE]

                                                                       EXHIBIT B
                                                          to AFE Trust Indenture

                       FORM OF SERIES B AFE TRUST NOTES
                       --------------------------------

                                   AFE TRUST

                       SERIES B AFE TRUST NOTE DUE 2010


No. 1                                                Date: July 31, 2000



Original Principal Amount                            Maturity Date:
-------------------------                            -------------

$33,261,206.04                                       January 1, 2010

Debt Rate: 8.030%
---------


          AFE TRUST, a Delaware business trust ("Issuer" or "AFE Trust") for value received, hereby promises to pay to State Street Bank and Trust of Connecticut, National Association, not in its individual capacity but solely as the Subordination Agent and Pass Through Trustee, or registered assigns, the principal sum of THIRTY-THREE MILLION TWO HUNDRED SIXTY-ONE THOUSAND TWO HUNDRED SIX DOLLARS AND FOUR CENTS ($33,261,206.04) in installments, one such installment to be due and payable on each Payment Date, each such installment to be in an amount equal to the amount set forth in Schedule I hereto, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue at the Debt Rate (calculated on the basis of a year of 360 days and twelve 30-day months) payable in arrears on each Interest Payment Date and on the date this AFE Trust Note is paid in full. Notwithstanding the foregoing, the final payment made on this AFE Trust Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this AFE Trust Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this AFE Trust Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day no additional interest shall accrue on the amount of such payment during such extension.

          For purposes hereof, the term "Indenture" means the AFE Trust Indenture, dated as of July 31, 2000, between the Issuer and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this AFE Trust Note and not defined herein shall have the respective meanings assigned in the Indenture.

          This AFE Trust Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days and 12 thirty day months) on any overdue principal amount, Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

          This AFE Trust Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this AFE Trust Note has been executed on behalf of the Issuer by the manual or facsimile signature of an authorized officer of the Issuer, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

          This AFE Trust Note is one of the AFE Trust Notes referred to in the Indenture which have been or are to be issued by the Issuer pursuant to the terms of the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its Corporate Trust Department) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Issuer, the Indenture Trustee and the Noteholders of the AFE Trust Notes, and the terms upon which the AFE Trust Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Noteholder hereof agrees by its acceptance of this AFE Trust Note.

          This AFE Trust Note is subject to redemption, refinancing, purchase or prepayment as provided in Article 6 of the Indenture but not otherwise.

          If an Indenture Event of Default shall occur and be continuing, the principal amount remaining unpaid of the AFE Trust Notes may be declared due and payable together with accrued interest thereon in the manner and with the effect provided in the Indenture.

          As provided in the Indenture, in certain circumstances this AFE Trust
Note is transferable, and upon surrender of this AFE Trust Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder or his attorney duly authorized in writing, one or more new AFE Trust Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The AFE Trust Notes are issuable only as registered AFE Trust Notes. As provided in the Indenture and subject to certain limitations therein set forth, AFE Trust Notes are exchangeable for a like aggregate principal amount of AFE Trust Notes of the same series, maturity and type and of authorized denominations, as requested by the Noteholder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

          No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment for registration of transfer or exchange of this AFE Trust Note, the Issuer, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name this AFE Trust Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this AFE Trust Note and for all other purposes whatsoever whether or not this AFE Trust Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

          The indebtedness evidenced by this AFE Trust Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Indenture) in respect of the Series A-1 AFE Trust Notes and Series A-2 AFE Trust Notes and this AFE Trust Note is issued subject to such provisions. The Noteholder of this AFE Trust Note, by accepting the same, (a) agrees to and shall be bound by such provisions and each other provision applicable to it in the Indenture, the AFE Note Purchase Agreement and each other Fundamental Document, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

          AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS AFE TRUST NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   *   *   *

          IN WITNESS WHEREOF, the Issuer has caused this AFE Trust Note to be duly executed.

                                        AFE TRUST

                                        By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Trustee


                                        By: ________________________________
                                            Name:
                                            Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the AFE Trust Notes referred to in the within-mentioned Indenture.

                                         STATE STREET BANK AND TRUST COMPANY
                                         OF CONNECTICUT, NATIONAL ASSOCIATION,
                                         as Indenture Trustee

                                         By: _________________________________
                                             Authorized officer and signatory

                                  SCHEDULE I

                             AMORTIZATION SCHEDULE


                                         Principal Amount (Expressed as a
               Payment Date          Percentage of Original Principal Amount
               ------------          ---------------------------------------

                    [SEE EXHIBIT D-3 TO AFE TRUST INDENTURE
                       WHICH IS INSERTED UPON ISSUANCE]

                                                                     EXHIBIT C-1
                                                                 AFE Trust Notes

                      FORM OF SERIES C-1 AFE TRUST NOTES
                      ----------------------------------

                                   AFE TRUST

                      SERIES C-1 AFE TRUST NOTE DUE 2008


No. 1                                         Date: July 31, 2000



Original Principal Amount                     Maturity Date:
-------------------------                     -------------

$33,130,000.00                                January 1, 2008

Debt Rate: Eurodollar Rate plus 0.90%
---------


          AFE TRUST, a Delaware business trust ("Issuer" or "AFE Trust") for value received, hereby promises to pay to State Street Bank and Trust of Connecticut, National Association, not in its individual capacity but solely as the Subordination Agent and Pass Through Trustee, or registered assigns, the principal sum of THIRTY-THREE MILLION ONE HUNDRED THIRTY THOUSAND DOLLARS ($33,130,000.00) in installments, one such installment to be due and payable on each Payment Date, each such installment to be in an amount equal to the amount set forth on Schedule I hereto, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue at the Debt Rate (calculated on the basis of a year of 360 days and the actual number of days in the period that interest accrues) payable in arrears on each Interest Payment Date and on the date this AFE Trust Note is paid in full. Notwithstanding the foregoing, the final payment made on this AFE Trust Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this AFE Trust Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this AFE Trust Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day no additional interest shall accrue on the amount of such payment during such extension.

          For purposes hereof, the term "Indenture" means the AFE Trust Indenture, dated as of July 31, 2000, between the Issuer and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this AFE Trust Note and not defined herein shall have the respective meanings assigned in the Indenture.

          This AFE Trust Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days and the actual number of days in the period that interest accrues) on any overdue principal amount, Make-Whole Amount or Break Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

          This AFE Trust Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this AFE Trust Note has been executed on behalf of the Issuer by the manual or facsimile signature of an authorized officer of the Issuer, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

          This AFE Trust Note is one of the AFE Trust Notes referred to in the Indenture which have been or are to be issued by the Issuer pursuant to the terms of the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its Corporate Trust Department) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Issuer, the Indenture Trustee and the Noteholders of the AFE Trust Notes, and the terms upon which the AFE Trust Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Noteholder hereof agrees by its acceptance of this AFE Trust Note.

          This AFE Trust Note is subject to redemption, refinancing, purchase or prepayment as provided in Article 6 of the Indenture but not otherwise.

          If an Indenture Event of Default shall occur and be continuing, the principal amount remaining unpaid of the AFE Trust Notes may be declared due and payable together with accrued interest thereon in the manner and with the effect provided in the Indenture.

          As provided in the Indenture, in certain circumstances this AFE Trust
Note is transferable to U.S. Persons only, and upon surrender of this AFE Trust Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder or his attorney duly authorized in writing, one or more new AFE Trust Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The AFE Trust Notes are issuable only as registered AFE Trust Notes. As provided in the Indenture and subject to certain limitations therein set forth, AFE Trust Notes are exchangeable for a like aggregate principal amount of AFE Trust Notes of the same series, maturity and type and of authorized denominations, as requested by the Noteholder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

          No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment for registration of transfer or exchange of this AFE Trust Note, the Issuer, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name this AFE Trust Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this AFE Trust Note and for all other purposes whatsoever whether or not this AFE Trust Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

          The indebtedness evidenced by this AFE Trust Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Indenture) in respect of the Series A-1 AFE Trust Notes, the Series A-2 AFE Trust Notes and the Series B AFE Trust Notes and this AFE Trust Note is issued subject to such provisions. The Noteholder of this AFE Trust Note, by accepting the same, (a) agrees to and shall be bound by such provisions and each other provision applicable to it in the Indenture, the AFE Note Purchase Agreement and each other Fundamental Document, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

          AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS AFE TRUST NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   *   *   *

          IN WITNESS WHEREOF, the Issuer has caused this AFE Trust Note to be duly executed.

                                         AFE TRUST

                                         By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             but solely as Trustee


                                         By: _________________________________
                                             Name:
                                             Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the AFE Trust Notes referred to in the within-mentioned Indenture.

                                        STATE STREET BANK AND TRUST COMPANY
                                        OF CONNECTICUT, NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By: __________________________________
                                            Authorized officer and signatory

                                  SCHEDULE I

                             AMORTIZATION SCHEDULE


                                         Principal Amount (Expressed as a
              Payment Date           Percentage of Original Principal Amount
              ------------           ---------------------------------------

                    [SEE EXHIBIT D-4 TO AFE TRUST INDENTURE
                       WHICH IS INSERTED UPON ISSUANCE]

                                                                     EXHIBIT D-1
                                                          to AFE Trust Indenture


                   DESCRIPTION OF SERIES A-1 AFE TRUST NOTES
                   -----------------------------------------


Original Principal Amount              Maturity Date              Interest Rate
-------------------------              -------------              -------------
    $102,551,777.64                    July 1, 2011                   7.783%


                       SERIES A-1 AMORTIZATION SCHEDULE
                       --------------------------------


      Payment Date                                         Principal Amount
      ------------                                         ----------------

                                                                     EXHIBIT D-2
                                                          to AFE Trust Indenture


                   DESCRIPTION OF SERIES A-2 AFE TRUST NOTES
                   -----------------------------------------


Original Principal Amount                Maturity Date            Interest Rate
-------------------------                -------------            -------------
       $58,200.00                        July 1, 2010                 7.730%


                       SERIES A-2 AMORTIZATION SCHEDULE
                       --------------------------------


            Payment Date                                   Principal Amount
            ------------                                   ----------------
            July 1, 2010                                       $58,200.00

                                                                     EXHIBIT D-3
                                                          to AFE Trust Indenture


                    DESCRIPTION OF SERIES B AFE TRUST NOTES
                    ---------------------------------------


Original Principal Amount              Maturity Date               Interest Rate
-------------------------              -------------               -------------
     $33,261,206.04                    January 1, 2010                 8.030%


                        SERIES B AMORTIZATION SCHEDULE
                        ------------------------------


                 Payment Date                               Principal Amount
                 ------------                               ----------------

                                                                     EXHIBIT D-4
                                                          to AFE Trust Indenture


                   DESCRIPTION OF SERIES C-1 AFE TRUST NOTES
                   -----------------------------------------


Original Principal Amount        Maturity Date               Interest Rate
-------------------------        -------------               -------------
       $33,130,000              January 1, 2008       Eurodollar Rate plus 0.90%


                       SERIES C-1 AMORTIZATION SCHEDULE
                       --------------------------------

                 Payment Date                      Principal Amount
                 ------------                      ----------------